[logo] WM
       GROUPofFUNDS

                         STRATEGIC
                         ASSET
                         MANAGEMENT
                         PORTFOLIOS

                                 Common sense. Uncommon solutions.

[graphic omitted]

                         ANNUAL REPORT
                         for the year ended
                         October 31, 2001

          WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                  strategic growth portfolio

                  conservative growth portfolio

                  balanced portfolio

                  conservative balanced portfolio

                  flexible income portfolio

                  TABLE OF CONTENTS

                  Message From The President ..............................  1

                  History Is On Our Side ..................................  2

                  Guidance ................................................  4

                  Individual Portfolio Reviews ............................  5

                  Statements Of Assets And Liabilities .................... 16

                  Statements Of Operations ................................ 17

                  Statements Of Changes In Net Assets ..................... 18

                  Statements Of Changes In Net
                  Assets - Capital Stock Activity  ........................ 20

                  Financial Highlights .................................... 22

                  Portfolio Of Investments ................................ 26

                  Notes To Financial Statements ........................... 29

                  Independent Auditors' Report ............................ 34

                  Tax Information (unaudited) ............................. 35

Dear Shareholder,

[Photo of William G. Papesh]

It's been a tough year for many equity investors, and now the question we ask ourselves is, where do we go from here? Many of us not only witnessed unprecedented market volatility during the year, but also a somewhat unsettling amount of global and political uncertainty. The good thing is that we saw how strategic investment planning has helped to alleviate some of the downside risk. Those of us who were affected by the market events can learn from this experience and take proactive steps to help ensure that we are better prepared for the future. At the WM Group of Funds, we will continue to rely on a long-term strategy that utilizes some core investment principles, which now ring truer than ever.

The first investment principle involves maintaining a long-term focus. At the WM Group of Funds, our investment roots date back to 1939. During this time, we have seen bull and bear markets come and go along with multiple economic recessions and recoveries. The overriding theme throughout history is that both the economy and the stock market have always rebounded. Simply put, despite the tragedy of September 11th, the economy and the market will recover over the long term.

It is also important to maintain a core investment philosophy that incorporates diversification and asset allocation. It's fairly simple - at the WM Group of Funds, we maintain a conservative investment philosophy that has stood the test of time and has rewarded shareholders with strong long-term results. Our philosophy is based on the belief that risk and return are proportional, and risk can be managed through diversification and asset allocation. This was clearly evident by the results of the past 12 months. Investors who spread their assets among a diversified mix of both stocks and bonds enjoyed significant success relative to those who held equity investments alone. Asset allocation, or how you combine your investments among different asset classes, is the most important factor in determining your long-term results. While much of the market has been volatile recently, knowing you are invested in a professionally managed, diversified portfolio can provide some much needed peace of mind.

Another basic principle we have relied upon is incorporating a wide range of products to enable proper diversification. Our product offerings include stock, bond, and money market funds, actively managed "fund of funds", as well as multiple variable annuities. We also draw upon the expertise of different management firms and management styles to give you more options to help reach your goals. There is something to be said about knowing your strengths and seeking out the best managers in areas that are not our primary focus -- this is what we do at the WM Group of Funds. And, despite the heightened market volatility, we are very pleased with our results. Not only did our fixed-income funds perform strongly during the year, but our conservative, value-based equity funds also provided solid performance despite very weak economic and market conditions. Additionally, our WM Strategic Asset Management (SAM) Portfolios, which are designed to manage risk while pursuing various long-term investment goals, performed well relative to the overall market during this tumultuous period.

At the WM Group of Funds, we are here to ensure you have responsive customer service and 24-hour access to your account through our Web site at www.wmgroupoffunds.com. Here you will find online statements detailing your account activity, as well as market commentary, fund information and performance, and much more. We also encourage you to meet regularly with your Investment Representative, who can offer professional guidance to help you effectively manage your long-term financial plan. By reviewing your financial plan, you and your Representative can explore strategies to take advantage of time-tested investment principles such as diversification, asset allocation, and dollar cost averaging.*

For over 60 years, we have dedicated ourselves to helping shareholders reach their financial goals, and we thank you for your continued confidence in the WM Group of Funds.

     Sincerely,

 /s/ William G. Papesh

     William G. Papesh
     President

o Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

        History Is On Our Side
--------------------------------------------------------------------------------
Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term.
--------------------------------------------------------------------------------

Given the tragic events of September 11, 2001 and their impact on equity markets around the globe, it is important to examine the U.S. economy and its financial markets from a historical perspective. Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term. This time should not be any different. Although the effects of the attacks will put additional strain on an already weak economic system, they should not affect investors' long-term investment strategies. Investors should continue to rely on basic investment principles that include a long-term outlook, diversification, and ensuring that their assets are strategically aligned with their goals and objectives. These strategies can help to reduce risk and help prepare investors for any future market events.

A TIME-TESTED INVESTMENT PHILOSOPHY

The WM Group of Funds has an investment foundation that dates back to 1939. During this time, we've experienced both the downside and the upside of changing economies and markets. In the chart below, you can see that equities (as measured by the S&P 500 Index) have exhibited significant long-term growth since 1939 despite several tragic events. History has been marked by wars, assassinations, invasions, and other crises, but the U.S. stock market has continued to move in a positive direction. Backed by our conservative, long-term investment philosophy, the WM Group of Funds has grown as well. Our fund family has evolved and expanded to offer a wide range of investment products designed to help investors take control of their financial success.

THE MARKET KEEPS GROWING: MAY 31, 1939 - OCTOBER 31, 2001

              1939                                    $    100
              1944                                    $    160
              1949                                    $    267
              1954                                    $    779
              1959                                    $  1,563
              1964                                    $  2,602
              1969                                    $  3,315
              1974                                    $  2,943
              1979                                    $  5,858
              1984                                    $ 11,659
              1989                                    $ 29,504
              1994                                    $ 44,744
              1999                                    $157,089
              2001                                    $115,837

   Growth of $100 in the S&P 500
   since the inception of the
   WM Equity Income Fund*

Source: Ibbotson Associates. Includes reinvestment of all dividends and distributions. The S&P 500 is an unmanaged index considered representative of large-cap U.S. stocks. Individuals cannot invest directly in any index. Past performance is no guarantee of future results.

2001: A DIFFICULT ROAD

[graphic omitted]

Although U.S. equities hit bear market levels in 2001 for the first time in nearly a decade, the reality is that market volatility has been with us throughout history. Without a long-term historical perspective, 2001 can look quite unsettling. However, history has shown that markets overcome short-term events. The news was not all bad though. With the slowing economy and the corresponding drop in interest rates, the performance of fixed-income assets was boosted, thus helping to reward investors who had diversified their portfolios by incorporating bond holdings alongside their stock positions.

THE DIVERSIFICATION SOLUTION

One important lesson to take away from recent history is the importance of diversification within a long-term investment plan. Diversification is the process of including multiple investments within one portfolio to spread risk and reduce the impact of negative performance from any one security or type of investment. As volatility in equity markets has increased, the benefits of diversification have become more evident. The charts below illustrates the results. A hypothetical portfolio that invested in equal weightings of eight different types of investments not only reduced risk, but generated an average annual return of 5.62% for the three-year period ended October 31, 2001, compared with a 0.04% return for large-cap stocks alone. We believe this time-tested strategy is critical for the success of any long-term investment plan.

--------------------------------------------------------------------------------
Diversified Portfolio*                             Large-Cap Stock Portfolio
3-Year Average Annual                                3-Year Average Annual
   Return: 5.62%                                        Return: 0.04%

Large-Cap Stocks              12.5%
Small-Cap Stocks              12.5%
Foreign Stocks                12.5%                         100%
Cash                          12.5%                      Large-Cap
Mid-Cap Stocks                12.5%                       Stocks
Corporate Bonds               12.5%
Government Bonds              12.5%
Mortgage Bonds                12.5%

*Each category represents an equal weighting of 12.5%.
--------------------------------------------------------------------------------

Source: Ibbotson Associates. Diversified Portfolio represents an equal mix of the following investment indices: large-cap stocks: S&P 500 Index; small-cap stocks: Russell 2000 Index; foreign stocks: MSCI EAFE Index; cash: 30-day T-Bill; mid-cap stocks: S&P Mid Cap 400 Index; corporate bonds: Lehman Brothers Credit Index; government bonds: Lehman Brothers Government Bond Index; mortgage bonds: Lehman Brothers Mortgage Bond Index. The 100% Large-Cap Stock Portfolio is represented by the S&P 500. Different asset classes carry varying degrees of risk. Indices are unmanaged, and individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

GUIDANCE
--------------------------------------------------------------------------------
LOOK FOR PROFESSIONAL GUIDANCE
Times of volatility and economic uncertainty underscore the importance of professional guidance. Quality professional money management can provide some much needed peace of mind during volatile times. Knowing that your investment portfolio is being managed by a team of dedicated investment professionals can go a long way in providing reassurance in an otherwise unsettling market environment. The results support this as well. During 2000, when the market volatility began to increase, over 70% of actively managed domestic equity funds outperformed the S&P 500.(1) Look to the WM Group of Funds during these volatile times.

MEET WITH YOUR INVESTMENT REPRESENTATIVE
Your Investment Representative can offer a wide range of investment strategies to help cope with uncertain markets. It is important to visit your Representative regularly to review your investments and ensure that you are still on track to meet your long-term financial goals. Together, you and your Representative can build a comprehensive investment plan to withstand a variety of market environments.

--------------------------------------------------------------------------------
                        1 DIVERSIFICATION AND ASSET ALLOCATION -- your Investment Representative can help you revisit your goals and make sure that your assets are aligned accordingly. This is the process of asset allocation, and it builds on the foundation of diversification discussed earlier. The combination of these basic investment philosophies can be an extremely powerful tool to deal with market volatility and uncertainty.

                        2 DOLLAR COST AVERAGING(2) -- this investment strategy
                        can help you ease back into the equity markets a little
                        at a time. Regular investing can be a powerful strategy
                        to minimize the impact of fluctuating markets. While
STRATEGIES              dollar cost averaging can't guarantee a profit or
TO DISCUSS              protect against losses, it can help smooth out the
                        normal ups  and downs of investing and keep you from
WITH YOUR               attempting to time the market -- a common pitfall. Talk
INVESTMENT              to your Representative about a dollar cost averaging
REPRESENTATIVE:         solution that can help you potentially lower the average
                        cost of the shares you purchase.

                        3 Maintaining a Long-Term Perspective -- regular meetings with your Investment Representative can help ensure that you're maintaining the long-term historical perspective that is so important for investment success. Markets have always recovered and rebounded, and investors have eventually been rewarded by focusing on the long-term rather than reacting to short-term market uncertainty. Set up a long-term investment solution and reduce your day-to-day financial stress.
--------------------------------------------------------------------------------

(1) Source: Morningstar: January 2001. Past performance is not a guarantee of future results.

(2) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

--------------------------------------------------------------------------------
INDIVIDUAL    TO OUR ASSET ALLOCATION CLIENTS
PORTFOLIO
REVIEWS       Welcome to the Strategic Asset Management Portfolios.

              We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs. This report includes performance reviews and highlights of the investment strategies incorporated during the twelve-month period ended October 31, 2001.
--------------------------------------------------------------------------------

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The INFLATION INDEX is a measurement of the change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

o The LEHMAN BROTHERS AGGREGATE BOND INDEX is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day Securities and Exchange Commission (SEC) yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the ending offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

WM ADVISORS' ASSET ALLOCATION TEAM
RANDY YOAKUM
Senior Portfolio Manager
Chief Investment Officer
WM Advisors, Inc.

Randy Yoakum is a Chartered Financial Analyst with more than 17 years of investment management experience. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University. Accomplished in the field of asset management, Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He currently serves as chairman of the Investment Committee and the Asset Allocation Team, as well as acting as lead portfolio manager of the WM GROWTH & INCOME FUND and WM GROWTH FUND OF THE NORTHWEST. He has extensive experience in the field of asset allocation, having served as Chairman and Senior Portfolio Manager for an asset allocation product at his previous employer, D.A. Davidson & Co. (DADCO). In addition to acting as Chief Investment Officer and Chairman of the Investment Policy Committee at DADCO, he was also responsible for overseeing the research staff for the Trust Company, Investment Management Firm, and the Brokerage Division. Prior to that, Mr. Yoakum served as Senior Vice President and Chief Equity Officer at Boatman's Trust Company, where he was responsible for all equity and balanced investment analysis, asset allocation, research, portfolio management, and trading. He managed over 100 investment professionals as well as $25 billion in assets. His other duties at Boatman's included senior portfolio management of the Asset Allocation Portfolios, as well as chairing the Equity Investment Group and managing the high profile equity and balanced portfolios.

Mr. Yoakum draws on the expertise of two dedicated senior analysts for the WM SAM Portfolios, both of whom have significant experience and background with asset allocation products.

Charles Averill is a Chartered Financial Analyst and a Senior Quantitative Analyst, having been with WM Advisors for over 11 years. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University. Before joining the team at WM Advisors in 1990, Mr. Averill taught economics at Gonzaga University and worked as a news editor.

Michael Meighan, Senior Investment Analyst is also dedicated to the asset allocation team at WM Advisors. Mr. Meighan is a Chartered Financial Analyst candidate and holds a B.S. from Santa Clara University and an M.B.A. form Gonzaga University. He was previously employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product. His responsibilities included all managed investment products and the creation, analysis and maintenance of the supervised recommended list of mutual funds for the firm. Mr. Meighan also developed policy for the firm as a member of both the DADCO Investment Policy Committee and the Davidson Trust Company Investment Committee.

GARY POKRZYWINSKI
Senior Portfolio Manager
Chairman of the Fixed Income Investment Team
WM Advisors, Inc.

Gary Pokrzywinski also assists the asset allocation team. He is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. Mr. Pokrzywinski is a Chartered Financial Analyst and currently manages the WM INCOME FUND and the WM HIGH YIELD FUND.

STRATEGIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT(1) (CLASS A SHARES)+
--------------------------------------------------------------------------------

                          Fund
                        (Class A
             Fund       shares;
           (Class A      adjusted                      Standard &
          shares; not   for the         Capital        Poor's 500
         adjusted for  maximum 5.5%     Market         Composite
        sales charge)  sales charge)   Benchmark(2)     Index(3)    Inflation(4)
           $10,000       $ 9,450        $10,000         $10,000       $10,000
            10,375         9,805         10,219          10,020        10,235
            10,908        10,308         10,523          10,020        10,576
            10,992        10,387         10,561          10,046        10,604
            11,291        10,670         10,970          10,066        11,049
            10,951        10,349         10,949          10,099        11,010
            11,346        10,722         11,399          10,092        11,494
            11,657        11,015         11,605          10,085        11,707
Jan 96      11,849        11,197         11,972          10,145        12,110
            12,208        11,536         12,055          10,177        12,226
            12,530        11,840         12,150          10,230        12,343
            12,886        12,177         12,304          10,269        12,525
            13,146        12,423         12,588          10,289        12,848
            12,799        12,095         12,651          10,296        12,901
            11,893        11,238         12,148          10,315        12,327
            12,444        11,760         12,377          10,335        12,588
            12,982        12,268         13,025          10,368        13,295
            12,824        12,118         13,375          10,401        13,660
            13,455        12,715         14,312          10,421        14,696
            13,358        12,623         14,046          10,421        14,408
Jan 97      13,730        12,975         14,835          10,453        15,303
            13,537        12,792         14,947          10,486        15,427
            12,919        12,209         14,371          10,512        14,785
            13,177        12,452         15,165          10,526        15,668
            14,038        13,266         16,017          10,519        16,630
            14,489        13,692         16,679          10,532        17,372
            15,441        14,592         17,916          10,545        18,751
            14,862        14,044         17,004          10,565        17,709
            15,569        14,713         17,867          10,591        18,678
            14,914        14,094         17,356          10,618        18,055
            14,966        14,143         18,087          10,611        18,891
            14,981        14,157         18,386          10,598        19,215
Jan 98      15,159        14,325         18,593          10,618        19,429
            16,325        15,427         19,798          10,637        20,830
            17,094        16,154         20,717          10,657        21,897
            17,326        16,373         20,916          10,677        22,117
            16,819        15,894         20,612          10,696        21,737
            17,367        16,412         21,383          10,710        22,620
            16,955        16,023         21,183          10,723        22,379
            14,266        13,482         18,461          10,736        19,143
            15,158        14,324         19,568          10,749        20,370
            16,008        15,128         20,990          10,775        22,026
            16,942        16,010         22,147          10,775        23,361
            18,370        17,359         23,303          10,769        24,708
Jan 99      19,472        18,401         24,196          10,795        25,741
            18,897        17,858         23,477          10,808        24,941
            20,031        18,930         24,336          10,841        25,939
            21,043        19,886         25,192          10,920        26,943
            20,348        19,229         24,634          10,920        26,307
            21,557        20,371         25,857          10,920        27,767
            21,009        19,854         25,119          10,953        26,900
            20,994        19,840         25,006          10,979        26,767
            21,194        20,028         24,418          11,032        26,033
            22,340        21,112         25,818          11,051        27,681
            23,777        22,469         26,290          11,058        28,244
            26,540        25,080         27,671          11,058        29,907
Jan 00      25,988        24,558         26,411          11,084        28,405
            27,628        26,108         25,993          11,150        27,867
            28,843        27,257         28,316          11,242        30,593
            27,329        25,826         27,541          11,248        29,673
            26,539        25,080         27,031          11,255        29,064
            27,327        25,824         27,686          11,321        29,780
            26,729        25,259         27,322          11,340        29,315
            28,480        26,913         28,889          11,354        31,135
            27,392        25,885         27,535          11,413        29,492
            26,997        25,512         27,448          11,432        29,367
            24,630        23,275         25,545          11,439        27,052
            25,364        23,969         25,705          11,432        27,184
Jan 01      27,048        25,560         26,568          11,505        28,148
            24,778        23,416         24,411          11,551        25,582
            23,242        21,964         23,031          11,577        23,961
            25,043        23,666         24,633          11,623        25,823
            25,462        24,061         24,796          11,675        25,996
            25,528        24,124         24,262          11,695        25,364
            24,793        23,429         24,102          11,662        25,114
            23,675        22,372         22,771          11,662        23,542
            21,255        20,086         21,143          11,715        21,641
Oct 01      21,856        20,654         21,550          11,741        22,054

+ The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Average Annual Total Returns as of 10/31/01(1)

CLASS A SHARES                                                   1 Year     5 Year    Since Inception
                                                                                       (May 31, 1995)
-------------------------------------------------------------------------------------------------------
Fund (not adjusted for sales charge)                             -19.03%    11.31%        12.98%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                    -23.50%    10.06%        11.99%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                      -21.49%    10.01%        12.71%(2)

-------------------------------------------------------------------------------------------------------
CLASS B SHARES                                                   1 Year    5 Year     Since Inception
                                                                                       (May 31, 1995)
-------------------------------------------------------------------------------------------------------
Fund (not adjusted for contingent deferred sales charge)         -19.70%    10.47%        12.17%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)     -23.51%    10.34%        12.17%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                      -21.49%    10.01%        12.71%(2)
-------------------------------------------------------------------------------------------------------

(1) The Portfolio's performance through December 31, 1999 benefited from the agreement of WM
    Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to
    November 1, 1996 represents the performance of the respective Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation account that was the predecessor to the
    Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company
    Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is:
    90% Standard & Poor's 500 Composite Index and 10% Lehman Brothers Aggregate Bond Index. The
    returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the
    Portfolio's inception date and not from the inception of the index. All indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) Inflation is measured by the Consumer Price Index for all urban consumers. Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.Portfolio Allocation as of October 31, 2001

PERFORMANCE REVIEW

The SAM STRATEGIC GROWTH PORTFOLIO was affected by heightened market volatility throughout the 12-month period ended October 31, 2001. While being managed in an effort to manage risk relative to single asset-class equity investments, the Portfolio outperformed its benchmark index, as well as the S&P 500 Index, which posted a return of -24.90%. Long-term results have also been favorable; since its inception in 1995, the Portfolio has averaged 12.98% (class A shares not adjusted for sales charge) per year.

ECONOMIC/MARKET REVIEW
A weakening economy and falling corporate profits caused increased volatility in equity markets during the period. In an effort to spur economic growth, the Federal Reserve responded with nine successive interest rate cuts, dropping the federal funds rate 400 basis points (4.0%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and IT (information technology) spending especially hurt technology and communication companies as orders and earnings dropped substantially.

Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals, basic materials, utilities, and energy were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe. After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with strong equity market performance in October, and the markets surpassed levels prior to September 11th.

INVESTMENT STRATEGY
The STRATEGIC GROWTH PORTFOLIO is diversified among eight funds, representing six major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given the Strategic Growth Portfolio's diversified mix of equity investments, we were able to limit losses relative to single asset class equity investments.

The overall investment strategy for the period was to:

o Favor value-based equity holdings while reducing growth-style positions throughout the period

o Substantially reduce technology positions in favor of positions in the finance, health care, and consumer staples sectors

o Maintain a broad mix of small-, mid-, and large-cap holdings

o Slightly increase positions in fixed-income assets to 12% to manage risk and take advantage of falling interest rates

REVIEW OF PORTFOLIO ALLOCATIONS

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed-income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy WM GROWTH FUND and built a large position in the WM EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the WM MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the period. We also slightly reduced the Portfolio's holdings in the WM INTERNATIONAL GROWTH FUND due to tighter market conditions and the resulting spillover effect the economic slowdown in the U.S. is having on foreign markets. In addition, we recently added to positions in the WM SMALL CAP STOCK FUND, which rebounded and performed strongly in October.

The fixed-income portion of the Portfolio, which represented 12% of total assets as of October 31, 2001, contributed positive results throughout the period and offset some of the negative performance of the equity markets. Additionally, we slightly increased the Portfolio's allocation in the high-yield sector, as this segment of the market is likely to return to favor when economic conditions improve.

OUTLOOK
There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of a war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could continue to weaken due to the very high number of layoff announcements that continue to hurt confidence levels. However, there are some positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We continue to overweight fixed-income investments for their attractive real interest rates and diversification benefits. However, we are now looking for the economic catalysts that may signal a rebound, thus providing a re-entry point to take some profits in bonds and move back into equity positions. We maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound once the global uncertainty clears.


PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2001++

Growth & Income Fund               34%
Growth Fund of the Northwest        9%
Mid Cap Stock Fund                 13%
International Growth Fund           8%
High Yield Fund                     6%
Small Cap Stock Fund                7%
Equity Income Fund                 11%
Growth Fund                        12%

ASSET CLASS DIVERSIFICATION AS OF OCTOBER 31, 2001++

Large-Cap Stocks                   43%
Other Bonds                         2%
Corporate Bonds                     5%
Cash Equivalents                    5%
Foreign Stocks                     12%
Small-Cap Stocks                   11%
Mid-Cap Stocks                     22%

Note: as a percentage of investment company securities

++ may not reflect current allocation

CONSERVATIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Growth of a $10,000 Investment(1) (class A shares)+
--------------------------------------------------------------------------------

                          Fund
                        (Class A
             Fund       shares;
           (Class A      adjusted                      Standard &
          shares; not   for the         Capital        Poor's 500
         adjusted for  maximum 5.5%     Market         Composite
        sales charge)  sales charge)   Benchmark(2)     Index(3)    Inflation(4)
            10,000          9,450        10,000         10,000         10,000
             9,781          9,243         9,745         10,029          9,596
            10,481          9,905        10,611         10,036         10,693
Jan 92      10,606         10,022        10,430         10,051         10,494
            10,697         10,109        10,544         10,087         10,628
            10,342          9,774        10,381         10,138         10,420
            10,382          9,811        10,615         10,153         10,723
            10,627         10,043        10,715         10,167         10,781
            10,484          9,908        10,651         10,204         10,625
            10,577          9,996        11,017         10,226         11,053
            10,639         10,054        10,894         10,255         10,830
            10,604         10,021        11,021         10,284         10,954
            10,560          9,979        11,005         10,320         10,994
            10,804         10,210        11,265         10,335         11,364
            10,949         10,347        11,422         10,328         11,513
Jan 93      11,100         10,489        11,546         10,378         11,597
            11,314         10,691        11,716         10,415         11,754
            11,643         11,002        11,907         10,451         12,006
            11,715         11,071        11,728         10,480         11,712
            11,984         11,325        11,954         10,495         12,028
            11,987         11,328        12,047         10,509         12,068
            12,073         11,409        12,028         10,509         12,011
            12,586         11,894        12,411         10,539         12,469
            12,622         11,928        12,357         10,560         12,377
            12,876         12,168        12,547         10,604         12,628
            12,557         11,866        12,432         10,611         12,509
            12,984         12,270        12,559         10,611         12,663
Jan 94      13,461         12,721        12,905         10,640         13,087
            13,178         12,453        12,593         10,677         12,734
            12,650         11,954        12,116         10,713         12,180
            12,695         11,997        12,198         10,728         12,338
            12,569         11,878        12,336         10,735         12,539
            12,288         11,612        12,115         10,771         12,230
            12,651         11,955        12,468         10,801         12,635
            12,996         12,281        12,828         10,844         13,149
            12,789         12,085        12,555         10,873         12,832
            12,986         12,272        12,753         10,881         13,126
            12,542         11,852        12,417         10,895         12,644
            12,533         11,844        12,569         10,895         12,829
Jan 95      12,482         11,795        12,873         10,939         13,162
            12,682         11,984        13,314         10,983         13,673
            12,874         12,166        13,614         11,019         14,078
            13,119         12,398        13,949         11,055         14,487
            13,422         12,684        14,497         11,077         15,060
            13,847         13,086        14,767         11,099         15,413
            14,474         13,678        15,101         11,099         15,927
            14,606         13,803        15,185         11,128         15,970
            14,947         14,125        15,674         11,150         16,639
            14,581         13,779        15,697         11,186         16,581
            14,990         14,166        16,251         11,179         17,310
            15,372         14,526        16,530         11,172         17,630
Jan 96      15,589         14,732        16,960         11,237         18,237
            16,037         15,155        16,986         11,274         18,412
            16,378         15,477        17,064         11,332         18,589
            16,799         15,875        17,211         11,376         18,862
            17,068         16,129        17,512         11,397         19,349
            16,751         15,829        17,632         11,405         19,428
            15,714         14,849        17,097         11,427         18,563
            16,350         15,451        17,342         11,448         18,957
            16,922         15,992        18,115         11,485         20,022
            16,684         15,766        18,583         11,521         20,571
            17,194         16,249        19,666         11,543         22,132
            17,103         16,162        19,341         11,543         21,698
Jan 97      17,305         16,353        20,200         11,579         23,046
            17,052         16,114        20,330         11,616         23,233
            16,363         15,463        19,670         11,645         22,266
            16,632         15,717        20,581         11,659         23,595
            17,673         16,701        21,524         11,652         25,044
            18,244         17,240        22,273         11,667         26,161
            19,167         18,113        23,691         11,681         28,238
            18,444         17,430        22,708         11,703         26,668
            19,300         18,239        23,680         11,732         28,129
            18,528         17,509        23,229         11,761         27,189
            18,511         17,493        24,014         11,754         28,448
            18,580         17,558        24,376         11,739         28,938
Jan 98      18,794         17,760        24,659         11,761         29,259
            19,983         18,884        25,898         11,783         31,369
            20,801         19,657        26,853         11,805         32,975
            21,067         19,908        27,084         11,827         33,307
            20,553         19,422        26,835         11,849         32,734
            21,015         19,859        27,667         11,863         34,064
            20,608         19,474        27,478         11,878         33,701
            17,626         16,656        24,831         11,892         28,829
            18,495         17,477        26,119         11,907         30,676
            19,471         18,400        27,565         11,936         33,171
            20,589         19,456        28,781         11,936         35,181
            22,081         20,867        29,968         11,929         37,208
Jan 99      23,199         21,923        30,909         11,958         38,764
            22,591         21,348        30,074         11,972         37,560
            23,942         22,625        30,966         12,009         39,062
            25,079         23,700        31,835         12,096         40,575
            24,335         22,996        31,225         12,096         39,617
            25,646         24,236        32,408         12,096         41,816
            25,179         23,795        31,659         12,132         40,511
            25,119         23,737        31,545         12,162         40,310
            25,358         23,963        31,049         12,220         39,205
            26,585         25,123        32,459         12,242         41,686
            28,090         26,545        32,920         12,249         42,533
            30,977         29,273        34,230         12,249         45,039
Jan 00      30,243         28,580        32,992         12,278         42,776
            31,749         30,003        32,675         12,351         41,966
            33,194         31,368        35,042         12,453         46,072
            31,810         30,060        34,273         12,460         44,685
            30,995         29,291        33,776         12,467         43,769
            31,730         29,985        34,570         12,540         44,847
            31,200         29,484        34,286         12,562         44,146
            32,972         31,159        35,926         12,576         46,888
            31,953         30,196        34,666         12,642         44,413
            31,608         29,870        34,632         12,664         44,225
            29,285         27,674        32,891         12,671         40,739
            30,058         28,405        33,187         12,664         40,938
Jan 01      31,841         30,089        34,174         12,744         42,390
            29,666         28,034        32,082         12,795         38,525
            28,144         26,596        30,707         12,824         36,085
            29,819         28,179        32,339         12,875         38,889
            30,254         28,590        32,549         12,933         39,149
            30,266         28,601        32,031         12,955         38,196
            29,742         28,107        32,026         12,919         37,820
            28,692         27,114        30,733         12,919         35,453
            26,426         24,972        29,103         12,977         32,590
Oct 01      27,084         25,594        29,674         13,006         33,212


+ The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/01(1)

CLASS A SHARES                                                   1 YEAR   5 YEAR         10 YEAR
-----------------------------------------------------------------------------------------------------
Fund (not adjusted for sales charge)                            -14.31%   10.17%        10.48%
-----------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                   -19.01%    8.93%         9.86%
-----------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                     -14.32%    9.81%        11.49%(2)
-----------------------------------------------------------------------------------------------------

CLASS B SHARES                                                   1 YEAR   5 YEAR     SINCE INCEPTION
                                                                                      July 1, 1994
-----------------------------------------------------------------------------------------------------
Fund (not adjusted for contingent deferred sales charge)        -14.93%    9.29%        10.48%
-----------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)    -18.92%    9.15%        10.48%
-----------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                     -14.32%    9.81%        12.99%(2)
-----------------------------------------------------------------------------------------------------

(1) The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 70% Standard & Poor's 500 Composite Index and 30% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. All indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Sandard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PERFORMANCE REVIEW
The SAM CONSERVATIVE GROWTH PORTFOLIO was impacted by uncertainty in world economies and equity markets, returning -14.31% (class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2001. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio significantly outperformed the S&P 500 Index, which posted a return of -24.90%. Long-term results have also been favorable; the Portfolio has averaged 10.48% per year (not adjusted for sales charge) for the past 10 years.

ECONOMIC/MARKET REVIEW
A weakening economy and falling corporate profits caused increased volatility in equity markets during the period. In an effort to spur economic growth, the Federal Reserve responded with nine successive interest rate cuts, dropping the federal funds rate 400 basis points (4.0%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and IT (information technology) spending especially hurt technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates.

Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals, basic materials, utilities, and energy were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe. After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with strong equity market performance in October, and the markets surpassed levels prior to September 11th.

INVESTMENT STRATEGY
The CONSERVATIVE GROWTH PORTFOLIO is diversified among 10 funds, representing eight major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given our risk-averse stance and the Conservative Growth Portfolio's investment in a diversified mix of both stock and bond investments, we were able to limit losses relative to many equity- based investments.

The overall investment strategy for the period was to:

o Increase positions in fixed-income assets to 28% to manage risk and take advantage of falling interest rates, as well as continue to look for opportunities to increase equity positions as the prospective rebound unfolds

o Significantly increase the concentration in corporate bond positions while also maintaining a heavy weighting in mortgage-backed bonds

o Favor value-based equity holdings while reducing growth-style positions throughout the period

o Substantially reduce technology positions in favor of positions in the finance, health care, and consumer staples sectors

REVIEW OF PORTFOLIO ALLOCATIONS
Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed-income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy WM GROWTH FUND and built a large position in the WM EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the WM MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the period. In addition, we recently added to positions in the WM SMALL CAP STOCK FUND, which rebounded and performed strongly in October.

We took advantage of falling interest rates by adding to fixed-income positions, favoring the corporate bond holdings found in the WM INCOME FUND. The fixed-income portion of the Portfolio, which represented 28% of total assets as of October 31, 2001, contributed positive results throughout the period and offset some of the negative performance of the equity markets. Bond holdings were the strongest performers throughout the past 12 months -- the WM U.S. GOVERNMENT SECURITIES FUND and the WM INCOME FUND were the two best performing WM Funds during the period.

OUTLOOK
There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of a war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could continue to weaken due to the very high number of layoff announcements that continue to hurt confidence levels. However, there are some positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We continue to overweight fixed-income investments for their attractive real interest rates and diversification benefits. However, we are now looking for the economic catalysts that may signal a rebound, thus providing a re-entry point to take some profits in bonds and move back into equity positions. We maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound once the global uncertainty clears.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2001++

Growth & Income Fund               32%
International Growth Fund           5%
Growth Fund of the Northwest        7%
High Yield Fund                     6%
Mid Cap Stock Fund                  8%
Small Cap Stock Fund                5%
Growth Fund                         9%
Equity Income Fund                 10%
U.S. Government Securities Fund     6%
Income Fund                        12%

ASSET CLASS DIVERSIFICATION AS OF OCTOBER 31, 2001++

Large-Cap Stocks                   38%
Treasuries                          1%
Mortgage-Backed Bonds               7%
Other Bonds                         2%
Corporate Bonds                    14%
Cash Equivalents                    4%
Foreign Stocks                      9%
Small-Cap Stocks                    9%
Mid-Cap Stocks                     16%

Note: as a percentage of investment company securities

++ may not reflect current allocation

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT(1) (CLASS A SHARES)+
--------------------------------------------------------------------------------

                            Fund
                          (Class A
             Fund         shares;                                           Lehman
           (Class A        adjusted                       Standard &       Brothers
          shares; not     for the          Capital        Poor's 500       Aggregate
         adjusted for    maximum 5.5%      Market         Composite          Bond
        sales charge)    sales charge)    Benchmark(2)     Index(3)         Index(4)       Inflation(5)
         $10,000          $ 9,450          $10,000         $10,000          $10,000          $10,000
           9,861            9,318            9,844          10,029            9,596           10,092
          10,434            9,860           10,553          10,036           10,693           10,392
Jan 92    10,368            9,798           10,383          10,051           10,494           10,250
          10,407            9,835           10,483          10,087           10,628           10,317
          10,165            9,606           10,351          10,138           10,420           10,259
          10,251            9,687           10,539          10,153           10,723           10,333
          10,486            9,909           10,667          10,167           10,781           10,528
          10,397            9,826           10,663          10,204           10,625           10,674
          10,477            9,900           10,987          10,226           11,053           10,891
          10,583           10,001           10,931          10,255           10,830           11,001
          10,535            9,956           11,059          10,284           10,954           11,132
          10,397            9,825           11,006          10,320           10,994           10,984
          10,570            9,988           11,192          10,335           11,364           10,987
          10,691           10,103           11,354          10,328           11,513           11,161
Jan 93    10,827           10,231           11,505          10,378           11,597           11,375
          11,020           10,414           11,683          10,415           11,754           11,575
          11,317           10,694           11,833          10,451           12,006           11,623
          11,473           10,842           11,730          10,480           11,712           11,705
          11,678           11,036           11,896          10,495           12,028           11,720
          11,701           11,058           12,023          10,509           12,068           11,932
          11,801           11,152           12,029          10,509           12,011           12,000
          12,177           11,508           12,363          10,539           12,469           12,210
          12,208           11,536           12,334          10,560           12,377           12,243
          12,407           11,725           12,482          10,604           12,628           12,288
          12,115           11,449           12,371          10,611           12,509           12,184
          12,424           11,740           12,480          10,611           12,663           12,250
Jan 94    12,832           12,126           12,773          10,640           13,087           12,415
          12,568           11,877           12,490          10,677           12,734           12,199
          12,079           11,415           12,064          10,713           12,180           11,898
          12,035           11,373           12,094          10,728           12,338           11,802
          11,913           11,258           12,192          10,735           12,539           11,801
          11,683           11,041           12,028          10,771           12,230           11,775
          12,040           11,378           12,347          10,801           12,635           12,010
          12,290           11,614           12,606          10,844           13,149           12,024
          12,054           11,391           12,361          10,873           12,832           11,847
          12,187           11,517           12,497          10,881           13,126           11,837
          11,846           11,194           12,254          10,895           12,644           11,810
          11,850           11,198           12,386          10,895           12,829           11,892
Jan 95    11,891           11,237           12,669          10,939           13,162           12,127
          12,136           11,469           13,066          10,983           13,673           12,416
          12,290           11,614           13,299          11,019           14,078           12,492
          12,541           11,852           13,586          11,055           14,487           12,667
          12,941           12,230           14,117          11,077           15,060           13,157
          13,151           12,428           14,334          11,099           15,413           13,253
          13,542           12,797           14,557          11,099           15,927           13,224
          13,678           12,926           14,665          11,128           15,970           13,384
          13,921           13,155           15,043          11,150           16,639           13,514
          13,796           13,038           15,115          11,186           16,581           13,689
          14,172           13,393           15,560          11,179           17,310           13,895
          14,425           13,632           15,813          11,172           17,630           14,089
Jan 96    14,600           13,797           16,138          11,237           18,237           14,182
          14,701           13,892           16,075          11,274           18,412           13,935
          14,763           13,951           16,095          11,332           18,589           13,838
          14,984           14,160           16,169          11,376           18,862           13,760
          15,094           14,264           16,361          11,397           19,349           13,733
          14,971           14,147           16,504          11,405           19,428           13,917
          14,471           13,675           16,159          11,427           18,563           13,954
          14,754           13,943           16,317          11,448           18,957           13,931
          15,187           14,351           16,917          11,485           20,022           14,173
          15,246           14,407           17,337          11,521           20,571           14,488
          15,756           14,890           18,143          11,543           22,132           14,735
          15,651           14,790           17,881          11,543           21,698           14,598
Jan 97    15,908           15,033           18,464          11,579           23,046           14,644
          15,844           14,973           18,562          11,616           23,233           14,680
          15,430           14,582           18,073          11,645           22,266           14,517
          15,733           14,868           18,748          11,659           23,595           14,735
          16,394           15,492           19,412          11,652           25,044           14,875
          16,766           15,844           19,961          11,667           26,161           15,052
          17,612           16,644           21,023          11,681           28,238           15,459
          17,051           16,113           20,349          11,703           26,668           15,327
          17,624           16,654           21,057          11,732           28,129           15,554
          17,107           16,166           20,858          11,761           27,189           15,779
          17,129           16,187           21,389          11,754           28,448           15,852
          17,248           16,299           21,680          11,739           28,938           16,012
Jan 98    17,463           16,503           21,940          11,761           29,259           16,217
          18,284           17,278           22,722          11,783           31,369           16,204
          18,867           17,829           23,342          11,805           32,975           16,259
          19,080           18,031           23,520          11,827           33,307           16,344
          18,834           17,798           23,430          11,849           32,734           16,499
          19,164           18,110           24,005          11,863           34,064           16,639
          18,966           17,923           23,902          11,878           33,701           16,674
          16,988           16,054           22,369          11,892           28,829           16,946
          17,542           16,577           23,348          11,907           30,676           17,343
          18,237           17,234           24,235          11,936           33,171           17,251
          19,010           17,964           25,039          11,936           35,181           17,349
          20,056           18,952           25,798          11,929           37,208           17,401
Jan 99    20,788           19,644           26,429          11,958           38,764           17,525
          20,307           19,190           25,787          11,972           37,560           17,218
          21,132           19,970           26,374          12,009           39,062           17,313
          21,895           20,691           26,927          12,096           40,575           17,368
          21,370           20,195           26,490          12,096           39,617           17,215
          22,225           21,003           27,183          12,096           41,816           17,160
          21,927           20,721           26,702          12,132           40,511           17,088
          21,881           20,678           26,629          12,162           40,310           17,079
          22,074           20,860           26,418          12,220           39,205           17,278
          22,829           21,573           27,303          12,242           41,686           17,342
          23,753           22,447           27,579          12,249           42,533           17,340
          25,468           24,067           28,325          12,249           45,039           17,257
Jan 00    24,926           23,555           27,567          12,278           42,776           17,200
          25,803           24,384           27,473          12,351           41,966           17,408
          26,778           25,306           28,999          12,453           46,072           17,638
          26,029           24,597           28,520          12,460           44,685           17,586
          25,607           24,199           28,220          12,467           43,769           17,578
          26,147           24,709           28,861          12,540           44,847           17,943
          25,862           24,440           28,767          12,562           44,146           18,106
          27,047           25,559           29,869          12,576           46,888           18,369
          26,449           24,994           29,175          12,642           44,413           18,485
          26,280           24,834           29,209          12,664           44,225           18,607
          24,929           23,558           28,298          12,671           40,739           18,912
          25,502           24,100           28,630          12,664           40,938           19,264
Jan 01    26,783           25,310           29,371          12,744           42,390           19,578
          25,489           24,087           28,160          12,795           38,525           19,748
          24,587           23,234           27,338          12,824           36,085           19,847
          25,521           24,117           28,343          12,875           38,889           19,763
          25,858           24,436           28,523          12,933           39,149           19,882
          25,902           24,477           28,230          12,955           38,196           19,957
          25,739           24,323           28,407          12,919           37,820           20,405
          25,203           23,817           27,682          12,919           35,453           20,639
          23,847           22,536           26,725          12,977           32,590           20,879
Oct 01    24,372           23,032           27,259          13,006           33,212           21,315

+ The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/01(1)

CLASS A SHARES                                                    1 YEAR   5 YEAR         10 YEAR
Fund (not adjusted for sales charge)                              -7.28%    9.83%         9.38%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                    -12.39%    8.58%         8.76%
------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                       -6.68%    9.47%        10.55%(2)
------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                    1 YEAR   5 YEAR     SINCE INCEPTION
                                                                                       JULY 1, 1994
Fund (not adjusted for contingent deferred sales charge)          -7.98%    9.01%         9.66%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)     -12.28%    8.87%         9.66%
------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                       -6.68%    9.47%        11.80%(2)
------------------------------------------------------------------------------------------------------

(1) The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 50% Standard & Poor's 500 Composite Index and 50% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's Class of shares. All indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PERFORMANCE REVIEW
The SAM BALANCED PORTFOLIO (Class A shares) returned -7.28% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. During this period of heightened equity market volatility, the Portfolio significantly outperformed the S&P 500, which posted a return of -24.90%. Despite the recent bear market for stock investments, long-term results have also been favorable. Over the past ten years, the Portfolio has averaged 9.38% per year (not adjusted for sales charge).

ECONOMIC/MARKET REVIEW
A weakening economy and falling corporate profits caused increased volatility in equity markets during the period. In an effort to spur economic growth, the Federal Reserve responded with nine successive interest rate cuts, dropping the federal funds rate 400 basis points (4.0%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and IT (information technology) spending especially hurt technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates.

Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals, basic materials, utilities, and energy were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe. After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with strong equity market performance in October, and the markets surpassed levels prior to September 11th.

INVESTMENT STRATEGY
The BALANCED PORTFOLIO is diversified among 11 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given our risk-averse stance and the Balanced Portfolio's investment in a diversified mix of both stock and bond investments, we were able to limit losses relative to many equity-based investments.

The overall investment strategy for the period was to:

o Increase positions in fixed-income assets to 49% to manage risk and take advantage of falling interest rates, as well as continue to look for opportunities to increase equity positions as the prospective rebound unfolds

o Significantly increase the concentration in corporate bond positions while also maintaining a heavy weighting in mortgage-backed bonds

o Favor value-based equity holdings while reducing growth-style positions throughout the period

o Substantially reduce technology positions in favor of positions in the finance, health care, and consumer staples sectors

REVIEW OF PORTFOLIO ALLOCATIONS
Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed-income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy WM GROWTH FUND and built a large position in the WM EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the WM MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the period. We also recently added to positions in the WM SMALL CAP STOCK FUND, which helped the Fund to rebound and perform strongly in October.

We took advantage of falling interest rates by adding to fixed-income positions, favoring the corporate bond holdings found in the WM INCOME FUND. The fixed-income portion of the Portfolio, which represented 49% of total assets as of October 31, 2001, contributed positive results throughout the period and offset some of the negative performance of the equity markets. Bond holdings were the strongest performers throughout the past 12 months -- the WM U.S. GOVERNMENT SECURITIES FUND, WM INCOME FUND, and the WM SHORT TERM INCOME FUND were the three best performing WM Funds during the period.

OUTLOOK
There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of a war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could continue to weaken due to the very high number of layoff announcements that continue to hurt confidence levels. However, there are some positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We continue to overweight fixed-income investments for their attractive real interest rates and diversification benefits. However, we are now looking for the economic catalysts that may signal a rebound, thus providing a re-entry point to take some profits in bonds and move back into equity positions. We maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound once the global uncertainty clears.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2001++

U.S. Government Securities Fund    16%
Income Fund                        17%
High Yield Fund                     5%
Mid Cap Stock Fund                  6%
International Growth Fund           3%
Growth Fund                         5%
Small Cap Stock Fund                4%
Equity Income Fund                  9%
Growth Fund of the Northwest        5%
Short Term Income Fund              7%
Growth & Income Fund               23%

ASSET CLASS DIVERSIFICATION AS OF OCTOBER 31, 2001++

Large-Cap Stocks                   27%
Asset Backed Bonds                  1%
Treasuries                          3%
Foreign Stocks                      6%
Cash Equivalents                    3%
Small-Cap Stocks                    6%
Other Bonds                         2%
Mid-Cap Stocks                     12%
Mortgage-Backed Bonds              18%
Corporate Bonds                    22%

Note: as a percentage of investment company securities

++ may not reflect current allocation

CONSERVATIVE BALANCED PORTFOLIO

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT(1) (CLASS A SHARES)+
--------------------------------------------------------------------------------

                            Fund
                          (Class A
             Fund         shares;                                           Lehman
           (Class A        adjusted                       Standard &       Brothers
          shares; not     for the          Capital        Poor's 500       Aggregate
         adjusted for    maximum 5.5%      Market         Composite          Bond
        sales charge)    sales charge)    Benchmark(2)     Index(3)         Index(4)       Inflation(5)
           $10,000         $ 9,450         $10,000         $10,000          $10,000          $10,000
            10,092           9,537           9,943          10,029            9,596           10,092
            10,382           9,811          10,491          10,036           10,693           10,392
Jan 92      10,276           9,711          10,332          10,051           10,494           10,250
            10,355           9,785          10,419          10,087           10,628           10,317
            10,289           9,723          10,317          10,138           10,420           10,259
            10,341           9,772          10,459          10,153           10,723           10,333
            10,552           9,972          10,614          10,167           10,781           10,528
            10,710          10,121          10,671          10,204           10,625           10,674
            10,934          10,333          10,952          10,226           11,053           10,891
            11,013          10,407          10,963          10,255           10,830           11,001
            11,092          10,482          11,092          10,284           10,954           11,132
            10,921          10,321          11,001          10,320           10,994           10,984
            10,948          10,345          11,114          10,335           11,364           10,987
            11,118          10,507          11,281          10,328           11,513           11,161
Jan 93      11,316          10,694          11,458          10,378           11,597           11,375
            11,527          10,893          11,644          10,415           11,754           11,575
            11,592          10,954          11,754          10,451           12,006           11,623
            11,671          11,029          11,725          10,480           11,712           11,705
            11,750          11,103          11,830          10,495           12,028           11,720
            11,960          11,303          11,992          10,509           12,068           11,932
            12,052          11,390          12,023          10,509           12,011           12,000
            12,263          11,589          12,308          10,539           12,469           12,210
            12,250          11,576          12,304          10,560           12,377           12,243
            12,355          11,676          12,410          10,604           12,628           12,288
            12,237          11,564          12,302          10,611           12,509           12,184
            12,276          11,601          12,394          10,611           12,663           12,250
Jan 94      12,473          11,787          12,635          10,640           13,087           12,415
            12,170          11,501          12,379          10,677           12,734           12,199
            11,749          11,103          12,003          10,713           12,180           11,898
            11,565          10,929          11,983          10,728           12,338           11,802
            11,486          10,854          12,041          10,735           12,539           11,801
            11,421          10,792          11,933          10,771           12,230           11,775
            11,671          11,029          12,218          10,801           12,635           12,010
            11,618          10,979          12,377          10,844           13,149           12,024
            11,447          10,818          12,160          10,873           12,832           11,847
            11,421          10,793          12,236          10,881           13,126           11,837
            11,435          10,806          12,083          10,895           12,644           11,810
            11,356          10,731          12,194          10,895           12,829           11,892
Jan 95      11,514          10,881          12,458          10,939           13,162           12,127
            11,738          11,093          12,811          10,983           13,673           12,416
            11,804          11,155          12,979          11,019           14,078           12,492
            11,962          11,304          13,220          11,055           14,487           12,667
            12,449          11,764          13,734          11,077           15,060           13,157
            12,463          11,777          13,901          11,099           15,413           13,253
            12,410          11,728          14,019          11,099           15,927           13,224
            12,608          11,914          14,149          11,128           15,970           13,384
            12,713          12,014          14,423          11,150           16,639           13,514
            12,898          12,188          14,539          11,186           16,581           13,689
            13,082          12,363          14,883          11,179           17,310           13,895
            13,253          12,525          15,112          11,172           17,630           14,089
Jan 96      13,320          12,587          15,338          11,237           18,237           14,182
            13,043          12,325          15,195          11,274           18,412           13,935
            12,924          12,214          15,164          11,332           18,589           13,838
            12,833          12,127          15,172          11,376           18,862           13,760
            12,806          12,101          15,268          11,397           19,349           13,733
            12,938          12,226          15,430          11,405           19,428           13,917
            13,229          12,501          15,253          11,427           18,563           13,954
            13,096          12,376          15,332          11,448           18,957           13,931
            13,291          12,560          15,777          11,485           20,022           14,173
            13,585          12,838          16,152          11,521           20,571           14,488
            13,796          13,037          16,713          11,543           22,132           14,735
            13,709          12,955          16,506          11,543           21,698           14,598
Jan 97      13,721          12,967          16,849          11,579           23,046           14,644
            13,790          13,031          16,920          11,616           23,233           14,680
            13,642          12,892          16,577          11,645           22,266           14,517
            13,794          13,035          17,048          11,659           23,595           14,735
            13,918          13,152          17,476          11,652           25,044           14,875
            14,070          13,296          17,855          11,667           26,161           15,052
            14,431          13,637          18,618          11,681           28,238           15,459
            14,306          13,519          18,196          11,703           26,668           15,327
            14,487          13,690          18,684          11,732           28,129           15,554
            14,671          13,864          18,686          11,761           27,189           15,779
            14,714          13,905          19,006          11,754           28,448           15,852
            14,845          14,028          19,239          11,739           28,938           16,012
Jan 98      14,999          14,174          19,475          11,761           29,259           16,217
            14,989          14,164          19,886          11,783           31,369           16,204
            15,025          14,198          20,238          11,805           32,975           16,259
            15,089          14,259          20,373          11,827           33,307           16,344
            15,199          14,363          20,403          11,849           32,734           16,499
            15,295          14,454          20,774          11,863           34,064           16,639
            15,318          14,476          20,738          11,878           33,701           16,674
            15,361          14,516          20,075          11,892           28,829           16,946
            15,535          14,680          20,790          11,907           30,676           17,343
            15,441          14,592          21,220          11,936           33,171           17,251
            15,619          14,760          21,690          11,936           35,181           17,349
            15,628          14,769          22,111          11,929           37,208           17,401
Jan 99      15,749          14,882          22,498          11,958           38,764           17,525
            15,577          14,720          22,013          11,972           37,560           17,218
            15,681          14,819          22,362          12,009           39,062           17,313
            15,829          14,958          22,672          12,096           40,575           17,368
            15,762          14,895          22,371          12,096           39,617           17,215
            15,741          14,875          22,694          12,096           41,816           17,160
            15,724          14,859          22,414          12,132           40,511           17,088
            15,711          14,847          22,373          12,162           40,310           17,079
            15,864          14,991          22,371          12,220           39,205           17,278
            15,889          15,015          22,854          12,242           41,686           17,342
            15,934          15,057          22,991          12,249           42,533           17,340
            15,938          15,062          23,320          12,249           45,039           17,257
Jan 00      15,921          15,045          22,915          12,278           42,776           17,200
            16,047          15,164          22,979          12,351           41,966           17,408
            16,189          15,299          23,866          12,453           46,072           17,638
            16,164          15,275          23,602          12,460           44,685           17,586
            16,105          15,220          23,448          12,467           43,769           17,578
            16,381          15,480          23,963          12,540           44,847           17,943
            16,494          15,587          24,003          12,562           44,146           18,106
            17,058          16,120          24,694          12,576           46,888           18,369
            16,846          15,920          24,412          12,642           44,413           18,485
            16,769          15,847          24,494          12,664           44,225           18,607
            16,241          15,347          24,195          12,671           40,739           18,912
            16,574          15,662          24,546          12,664           40,938           19,264
Jan 01      17,251          16,303          25,087          12,744           42,390           19,578
            16,748          15,827          24,554          12,795           38,525           19,748
            16,383          15,482          24,173          12,824           36,085           19,847
            16,774          15,852          24,666          12,875           38,889           19,763
            16,942          16,010          24,819          12,933           39,149           19,882
            16,952          16,020          24,704          12,955           38,196           19,957
            17,016          16,081          25,018          12,919           37,820           20,405
            16,856          15,929          24,750          12,919           35,453           20,639
            16,273          15,378          24,351          12,977           32,590           20,879
Oct 01      16,604          15,690          24,847          13,006           33,212           21,315


+  The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/01(1)

CLASS A SHARES                                                     1 YEAR   5 YEAR         10 YEAR

Fund (not adjusted for sales charge)                              -0.99%     4.09%         5.26%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                     -6.44%     2.92%         4.66%
------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                        1.44%     9.00%         9.53%(2)
------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                     1 YEAR   5 YEAR     SINCE INCEPTION
                                                                                        JULY 1, 1994
Fund (not adjusted for contingent deferred sales charge)          -1.71%     3.31%         4.20%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)      -6.44%     3.15%         4.20%
------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                        1.44%     9.00%        10.52%(2)
------------------------------------------------------------------------------------------------------

NOTE: AS OF 8/1/00, THE INCOME PORTFOLIO BECAME THE CONSERVATIVE BALANCED PORTFOLIO. THE PORTFOLIO'S OBJECTIVES AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE TAKEN INTO CONSIDERATION WHEN REVIEWING PAST PERFORMANCE.

(1) The Portfolio's performance through December 31, 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 30% Standard & Poor's 500 Composite Index and 70% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's Class of shares. All indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PERFORMANCE REVIEW
The SAM CONSERVATIVE BALANCED PORTFOLIO (Class A shares) was just slightly negative despite significant equity market volatility, returning -0.99% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio benefited from its concentration in fixed-income holdings throughout the period. As of August 1, 2000, the Portfolio was repositioned to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective, long-term performance comparisons may not be relevant.

ECONOMIC/MARKET REVIEW
A weakening economy and falling corporate profits caused increased volatility in equity markets during the period. In an effort to spur economic growth, the Federal Reserve responded with nine successive interest rate cuts, dropping the federal funds rate 400 basis points (4.0%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and IT (information technology) spending especially hurt technology and communication companies as orders and earnings dropped substantially.

Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates. The strong performance was widespread, as short-, intermediate-, and long-term government, corporate, and mortgage-backed bonds generated solid results.

Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals, basic materials, utilities, and energy were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe.

After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued, which further boosted bond performance. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with strong equity market performance in October, and the markets surpassed levels prior to September 11th.

INVESTMENT STRATEGY
The CONSERVATIVE BALANCED PORTFOLIO is diversified among 11 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given our risk-averse stance and the Conservative Balanced Portfolio's investment in a diversified mix of both bond and stock investments, we were able to significantly limit our losses during the period.

The overall investment strategy for the period was to:

o Increase positions in fixed-income assets to 67% to manage risk and take advantage of falling interest rates, as well as continue to look for opportunities to increase equity positions as the prospective rebound unfolds

o Significantly increase the concentration in corporate bond positions while also maintaining a heavy weighting in mortgage-backed bonds

o Take advantage of strong relative yields and good performance of both high-quality mortgage and corporate bonds

o Favor value-based equity holdings while reducing growth-style technology positions throughout the period

REVIEW OF PORTFOLIO ALLOCATIONS
We took advantage of falling interest rates by adding to fixed-income positions, favoring the corporate bond holdings found in the WM INCOME FUND. The fixed-income portion of the Portfolio, which represented 67% of total assets as of October 31, 2001, contributed positive results throughout the period and offset some of the negative performance of the equity markets. Bond holdings were the strongest performers throughout the past 12 months -- the WM U.S. GOVERNMENT SECURITIES FUND, WM INCOME FUND, and the WM SHORT TERM INCOME FUND were the three best performing WM Funds during the period. All three Funds benefited from both strong price appreciation and steady income streams as yields fell across all maturities.

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by decreasing stock holdings and repositioning the equity portion of the Portfolio in more defensive, value-based positions. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy WM GROWTH FUND and built a position in the WM EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples.

OUTLOOK
There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of a war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could continue to weaken due to the very high number of layoff announcements that continue to hurt confidence levels. However, there are some positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We continue to overweight fixed-income investments for their attractive real interest rates and diversification benefits. However, we are now looking for the economic catalysts that may signal a rebound, thus providing a re-entry point to take some profits in bonds and move back into equity positions. We maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound once the global uncertainty clears.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2001++

Income Fund                        29%
Growth Fund of the Northwest        3%
Mid Cap Stock Fund                  4%
International Growth Fund           2%
High Yield Fund                     6%
Small Cap Stock Fund                2%
Equity Income Fund                  5%
Growth Fund                         3%
Short Term Income Fund              9%
Growth & Income Fund               16%
U.S. Government Securities Fund    21%

ASSET CLASS DIVERSIFICATION AS OF OCTOBER 31, 2001++

Corporate Bonds                    33%
Asset Backed Bonds                  1%
Large-Cap Stocks                   18%
Treasuries                          4%
Foreign Stocks                      4%
Cash Equivalents                    2%
Small-Cap Stocks                    3%
Other Bonds                         2%
Mid-Cap Stocks                      8%
Mortgage-Backed Bonds              25%

Note: as a percentage of investment company securities

++ may not reflect current allocation

FLEXIBLE INCOME PORTFOLIO

GROWTH OF A $10,000 INVESTMENT(1) (CLASS A SHARES)+

                          Fund
                        (Class A
             Fund       shares;                         Lehman
           (Class A      adjusted                      Brothers
          shares; not   for the         Capital        Aggregate
         adjusted for  maximum 5.5%     Market           Bond
        sales charge)  sales charge)   Benchmark(2)     Index(3)    Inflation(4)

Mar 93     $10,000       $ 9,550        $10,000         $10,000      $10,000
             9,976         9,527         10,039          10,028       10,070
            10,123         9,667         10,078          10,042       10,083
            10,256         9,795         10,245          10,056       10,266
            10,305         9,842         10,294          10,056       10,324
            10,537        10,063         10,495          10,084       10,505
            10,561        10,086         10,513          10,104       10,533
            10,671        10,191         10,570          10,146       10,572
            10,537        10,063         10,479          10,153       10,482
            10,646        10,167         10,543          10,153       10,539
Jan 94      10,866        10,377         10,706          10,181       10,681
            10,634        10,156         10,509          10,216       10,495
            10,306         9,842         10,230          10,251       10,236
            10,172         9,714         10,170          10,265       10,154
            10,037         9,586         10,185          10,272       10,153
             9,904         9,458         10,140          10,306       10,131
            10,136         9,680         10,355          10,334       10,332
            10,221         9,761         10,409          10,376       10,345
            10,087         9,633         10,246          10,404       10,193
            10,123         9,668         10,262          10,411       10,184
            10,026         9,575         10,203          10,425       10,161
             9,990         9,541         10,282          10,425       10,231
Jan 95      10,136         9,680         10,492          10,467       10,434
            10,380         9,913         10,757          10,508       10,682
            10,477        10,006         10,848          10,543       10,747
            10,660        10,180         11,017          10,578       10,898
            11,086        10,587         11,444          10,599       11,320
            11,171        10,669         11,546          10,620       11,402
            11,318        10,808         11,562          10,620       11,377
            11,476        10,960         11,692          10,648       11,515
            11,647        11,123         11,842          10,669       11,626
            11,647        11,123         11,977          10,703       11,778
            11,890        11,355         12,192          10,696       11,954
            12,085        11,541         12,367          10,689       12,122
Jan 96      12,134        11,588         12,484          10,752       12,202
            12,037        11,495         12,300          10,787       11,989
            12,025        11,484         12,235          10,843       11,905
            12,049        11,507         12,191          10,884       11,839
            12,073        11,530         12,201          10,905       11,815
            12,121        11,576         12,353          10,912       11,973
            12,192        11,643         12,328          10,933       12,006
            12,238        11,687         12,336          10,954       11,985
            12,506        11,943         12,599          10,989       12,194
            12,725        12,152         12,885          11,024       12,465
            13,095        12,506         13,181          11,045       12,678
            13,019        12,433         13,045          11,045       12,560
Jan 97      13,196        12,603         13,163          11,079       12,599
            13,233        12,638         13,203          11,114       12,630
            13,044        12,457         13,016          11,142       12,490
            13,223        12,628         13,270          11,156       12,677
            13,440        12,835         13,465          11,149       12,798
            13,593        12,981         13,669          11,163       12,950
            14,041        13,410         14,110          11,177       13,300
            13,883        13,258         13,923          11,198       13,187
            14,124        13,489         14,185          11,226       13,382
            14,134        13,498         14,323          11,254       13,576
            14,209        13,570         14,449          11,247       13,638
            14,358        13,712         14,605          11,233       13,776
Jan 98      14,488        13,836         14,789          11,254       13,952
            14,696        14,035         14,885          11,274       13,941
            14,871        14,202         15,007          11,295       13,989
            14,945        14,273         15,092          11,316       14,061
            14,938        14,266         15,195          11,337       14,195
            15,098        14,418         15,373          11,351       14,316
            15,007        14,332         15,385          11,365       14,346
            14,435        13,786         15,388          11,379       14,580
            14,821        14,154         15,811          11,393       14,921
            15,059        14,382         15,865          11,421       14,842
            15,388        14,695         16,043          11,421       14,926
            15,700        14,994         16,179          11,414       14,971
Jan 99      15,998        15,279         16,351          11,442       15,077
            15,770        15,060         16,042          11,455       14,813
            16,038        15,316         16,186          11,490       14,895
            16,367        15,630         16,296          11,574       14,943
            16,235        15,505         16,128          11,574       14,811
            16,404        15,666         16,172          11,574       14,764
            16,270        15,538         16,060          11,609       14,702
            16,179        15,451         16,046          11,637       14,694
            16,245        15,514         16,169          11,692       14,865
            16,479        15,737         16,326          11,713       14,920
            16,700        15,948         16,357          11,720       14,918
            17,045        16,278         16,383          11,720       14,847
Jan 00      16,853        16,094         16,252          11,748       14,798
            17,036        16,270         16,399          11,818       14,977
            17,473        16,686         16,754          11,915       15,174
            17,315        16,536         16,661          11,922       15,130
            17,218        16,444         16,619          11,929       15,123
            17,502        16,715         16,971          11,999       15,437
            17,520        16,732         17,083          12,020       15,578
            18,005        17,195         17,413          12,033       15,804
            17,906        17,100         17,420          12,096       15,903
            17,890        17,085         17,516          12,117       16,008
            17,586        16,795         17,636          12,124       16,271
            17,911        17,105         17,940          12,117       16,573
Jan 01      18,545        17,711         18,267          12,194       16,844
            18,243        17,422         18,243          12,242       16,990
            17,975        17,166         18,210          12,270       17,075
            18,210        17,391         18,283          12,319       17,003
            18,363        17,537         18,394          12,375       17,105
            18,395        17,567         18,412          12,396       17,170
            18,580        17,744         18,765          12,361       17,555
            18,547        17,712         18,841          12,361       17,757
            18,200        17,381         18,886          12,416       17,963
Oct 01      18,544        17,710         19,277          12,444       18,338


+ The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/01(1)

CLASS A SHARES                                                    1 YEAR     5 YEAR     SINCE INCEPTION
                                                                                       (MARCH 31, 1993)
Fund (not adjusted for sales charge)                               3.67%      7.82%         7.45%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                     -0.98%      6.82%         6.87%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                       10.06%      8.39%         9.79%2
-------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                    1 YEAR     5 YEAR     SINCE INCEPTION
                                                                                        (JULY 1, 1994)
Fund (not adjusted for contingent deferred sales charge)           2.92%      7.03%         7.89%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)      -1.92%      6.87%         7.89%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(2)                                       10.06%      8.39%         9.16%2
-------------------------------------------------------------------------------------------------------

(1) The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 10% Standard & Poor's 500 Composite Index and 90% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Portfolio's share class inception date and not from the inception of the index. All indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PERFORMANCE REVIEW
The SAM FLEXIBLE INCOME PORTFOLIO (Class A shares) provided positive results despite significant equity market volatility, returning 3.67% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio benefited from its fixed-income holdings throughout the period. Long-term results have also been favorable; over the past five years, the Portfolio has averaged 7.82% per year (not adjusted for sales charge).

ECONOMIC/MARKET REVIEW
A weakening economy and falling corporate profits caused increased volatility in equity markets during the period. In an effort to spur economic growth, the Federal Reserve responded with nine successive interest rate cuts, dropping the federal funds rate 400 basis points (4.0%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and IT (information technology) spending especially hurt technology and communication companies as orders and earnings dropped substantially.

Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates. The strong performance was widespread, as short-, intermediate-, and long-term government, corporate, and mortgage-backed bonds generated solid results.

Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals, basic materials, utilities, and energy were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe. After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued, which further boosted bond performance. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with strong equity market performance in October, and the markets surpassed levels prior to September 11th.

INVESTMENT STRATEGY
The FLEXIBLE INCOME PORTFOLIO is diversified among 10 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given the Flexible Income Portfolio's significant focus on fixed-income investments, we were able to significantly outperform the market during the period.

The overall investment strategy for the period was to:

o Increase positions in fixed-income assets to 80% to manage risk and take advantage of falling interest rates

o Significantly increase the concentration in corporate bond positions while also maintaining a heavy weighting in mortgage-backed bonds

o Take advantage of strong relative yields and good performance of both high-quality mortgage and corporate bonds

o Favor value-based equity holdings while reducing growth-style technology positions throughout the period

REVIEW OF PORTFOLIO ALLOCATIONS
We took advantage of falling interest rates by adding to fixed-income positions, favoring the corporate bond holdings found in the WM INCOME FUND and mortgage-backed issues in the WM U.S. GOVERNMENT SECURITIES FUND. Both of these asset classes performed very well in the weak economic environment. The fixed-income portion of the Portfolio, which represented 80% of total assets as of October 31, 2001, contributed positive results throughout the period and more than offset the negative performance of the equity markets. Bond holdings were the strongest performers throughout the past 12 months -- the WM U.S. GOVERNMENT SECURITIES FUND, WM INCOME FUND, and the WM SHORT TERM INCOME FUND were the three best performing WM Funds during the period. All three Funds benefited from both strong price appreciation and steady income streams as yields fell across all maturities.

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by decreasing stock holdings and repositioning the equity portion of the Portfolio in more defensive, value-based positions. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy WM GROWTH FUND and built a position in the WM EQUITY INCOME FUND, which favors a more traditional value style of investment. We favored mid- and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples.

OUTLOOK
There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of a war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could continue to weaken due to the very high number of layoff announcements that continue to hurt confidence levels. However, there are some positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This rebound would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We continue to overweight fixed-income investments for their attractive real interest rates and diversification benefits. However, we are now looking for the economic catalysts that may signal a rebound, thus providing a re-entry point to take some profits in bonds and move back into equity positions. We maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound once the global uncertainty clears.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AS OF OCTOBER 31, 2001++

Income Fund                        32%
Growth Fund of the Northwest        2%
Mid Cap Stock Fund                  3%
High Yield Fund                     7%
Equity Income Fund                  3%
Growth & Income Fund               11%
Growth Fund                         1%
Short Term Income Fund             13%
Small Cap Stock Fund                1%
U.S. Government Securities Fund    27%

ASSET CLASS DIVERSIFICATION AS OF OCTOBER 31, 2001++

Corporate Bonds                    38%
Asset Backed Bonds                  2%
Large-Cap Stocks                   12%
Foreign Stocks                      1%
Treasuries                          6%
Cash Equivalents                    2%
Small-Cap Stocks                    2%
Mid-Cap Stocks                      5%
Other Bonds                         1%
Mortgage-Backed Bonds              31%

Note: as a percentage of investment company securities

++ may not reflect current allocation

STATEMENTS OF ASSETS AND LIABILITIES

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2001

                                                  STRATEGIC      CONSERVATIVE                     CONSERVATIVE       FLEXIBLE
                                                   GROWTH           GROWTH         BALANCED         BALANCED          INCOME
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
ASSETS:
Investments, at value
 (See portfolio of investments)(a)..........   $  542,399,469   $  956,974,883   $1,049,357,148   $   42,644,907   $  256,527,273
Cash .......................................             --               --                 61              353              651
Interest receivable ........................              490             --                 98               43               83
Receivable for Portfolio shares sold .......        2,221,337        4,877,744        6,108,798          440,258        1,724,324
Prepaid expenses ...........................            2,560            5,333            5,346              134            1,528
                                               --------------   --------------   --------------   --------------   --------------
        Total Assets .......................      544,623,856      961,857,960    1,055,471,451       43,085,695      258,253,859
                                               --------------   --------------   --------------   --------------   --------------
LIABILITIES:
Payable for Portfolio shares redeemed ......        1,342,894        2,349,861        2,979,374          211,385          618,483
Payable for investment securities purchased         4,000,000             --               --               --               --
Investment advisory fee payable ............          293,861          524,539          574,636            3,236          138,480
Shareholder servicing and distribution
        fees payable .......................          354,638          605,145          644,393           25,987          142,781
Dividends payable ..........................             --               --             34,330            5,821           54,322
Due to custodian ...........................            1,773        2,397,261             --               --               --
Accrued legal and audit fees ...............           17,611           18,944           19,010           16,468           16,638
Accrued expenses and other payables ........          189,984          234,328          220,972           12,572           47,377
                                               --------------   --------------   --------------   --------------   --------------
        Total Liabilities ..................        6,200,761        6,130,078        4,472,715          275,469        1,018,081
                                               --------------   --------------   --------------   --------------   --------------
NET ASSETS .................................   $  538,423,095   $  955,727,882   $1,050,998,736   $   42,810,226   $  257,235,778
                                               ==============   ==============   ==============   ==============   ==============
(a) Investments, at cost ...................   $  634,733,531   $1,031,673,195   $1,099,016,248   $   43,803,264   $  257,984,295
                                               ==============   ==============   ==============   ==============   ==============
NET ASSETS consist of:
Undistributed net investment income/
(accumulated net investment loss) ..........   $   (2,245,791)  $      352,185   $    2,817,537   $       57,992   $      263,636
Accumulated net realized gain/(loss) on
investments sold ...........................       13,312,299       14,781,800        2,318,924         (728,138)        (841,212)
Net unrealized depreciation of investments .      (92,334,062)     (74,698,312)     (49,659,100)      (1,158,357)      (1,457,022)
Paid-in capital ............................      619,690,649    1,015,292,209    1,095,521,375       44,638,729      259,270,376
--------------------------------------------   --------------   --------------   --------------   --------------   --------------
        Total Net Assets ...................   $  538,423,095   $  955,727,882   $1,050,998,736   $   42,810,226   $  257,235,778
                                               ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares .............................   $  153,856,693   $  319,582,966   $  380,681,126   $   12,256,536   $  110,680,341
                                               ==============   ==============   ==============   ==============   ==============
Class B Shares .............................   $  384,566,402   $  636,144,916   $  670,317,610   $   30,553,690   $  146,555,437
                                               ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING:
Class A Shares .............................       11,748,189       25,876,039       32,738,257        1,299,079       10,335,903
                                               ==============   ==============   ==============   ==============   ==============
Class B Shares .............................       30,092,515       52,588,069       57,702,009        3,238,407       13,686,097
                                               ==============   ==============   ==============   ==============   ==============
CLASS A SHARES:
Net asset value per share of
  beneficial interest outstanding * ........   $        13.10   $        12.35   $        11.63   $         9.43   $        10.71
                                               ==============   ==============   ==============   ==============   ==============
Maximum sales charge .......................             5.50%            5.50%            5.50%            5.50%            4.50%
                                               ==============   ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding ..........   $        13.86   $        13.07   $        12.31   $         9.98   $        11.21
                                               ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering
  price per share of beneficial
  interest outstanding * ...................   $        12.78   $        12.10   $        11.62   $         9.43   $        10.71
                                               ==============   ==============   ==============   ==============   ==============

----------------------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2001

                                                  STRATEGIC      CONSERVATIVE                     CONSERVATIVE       FLEXIBLE
                                                   GROWTH           GROWTH         BALANCED         BALANCED          INCOME
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
Dividends ..................................   $    7,512,200   $   23,760,480   $   36,312,366   $    1,271,215   $   12,585,224
Interest ...................................           75,540           78,246           85,054           24,161           65,841
                                               --------------   --------------   --------------   --------------   --------------
        Total investment income ............        7,587,740       23,838,726       36,397,420        1,295,376       12,651,065
                                               --------------   --------------   --------------   --------------   --------------
EXPENSES:
Investment advisory fee ....................        3,480,633        6,261,309        6,482,698          174,922        1,448,623
Custodian fees .............................            6,086            5,262            4,507            2,846            4,691
Legal and audit fees .......................           32,312           36,583           36,452           23,159           27,731
Amortization of organization costs .........            5,871            5,871            5,871            5,871            5,871
Registration and filing fees ...............          104,170          125,169          124,203           37,711           51,415
Other ......................................          359,719          498,874          496,630           15,489          105,246
Shareholder servicing and distribution fees:
        Class A Shares .....................          372,704          822,189          957,139           18,174          288,947
        Class B Shares .....................        3,864,005        6,344,028        6,144,826          196,417        1,072,861
Transfer agent fees:
        Class A Shares .....................          130,365          198,646          217,637            6,212           85,540
        Class B Shares .....................          356,177          417,068          364,194           12,130           58,350
Fees waived by the investment advisor ......             --               --               --            (36,885)            --
                                               --------------   --------------   --------------   --------------   --------------
Total expenses .............................        8,712,042       14,714,999       14,834,157          456,046        3,149,275
Fees reduced by credits allowed by
  the custodian ............................             (126)             (19)            (130)             (61)             (12)
                                               --------------   --------------   --------------   --------------   --------------
        Net expenses .......................        8,711,916       14,714,980       14,834,027          455,985        3,149,263
                                               --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME/(LOSS) ...............       (1,124,176)       9,123,746       21,563,393          839,391        9,501,802
                                               --------------   --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investment
  transactions .............................       (6,450,341)     (16,563,023)     (20,257,037)        (512,118)      (2,148,562)
Capital gain distributions received ........       37,232,555       57,302,422       41,750,496          453,207        3,319,374
Net change in unrealized appreciation
  of investments ...........................     (148,140,630)    (206,490,249)    (125,174,272)      (1,224,120)      (3,163,089)
                                               --------------   --------------   --------------   --------------   --------------
Net realized and unrealized loss
  on investments ...........................     (117,358,416)    (165,750,850)    (103,680,813)      (1,283,031)      (1,992,277)
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..................   $ (118,482,592)  $ (156,627,104)  $  (82,117,420)  $     (443,640)  $    7,509,525
                                               ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2001

                                                  STRATEGIC      CONSERVATIVE                     CONSERVATIVE       FLEXIBLE
                                                   GROWTH           GROWTH         BALANCED         BALANCED          INCOME
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
Net investment income/(loss) ...............   $   (1,124,176)  $    9,123,746   $   21,563,393   $      839,391   $    9,501,802
Net realized loss on investment
  transactions .............................       (6,450,341)     (16,563,023)     (20,257,037)        (512,118)      (2,148,562)
Capital gain distributions received ........       37,232,555       57,302,422       41,750,496          453,207        3,319,374
Net change in unrealized appreciation
  of investment transactions ...............     (148,140,630)    (206,490,249)    (125,174,272)      (1,224,120)      (3,163,089)
                                               --------------   --------------   --------------   --------------   --------------
Net increase/(decrease) in net assets
  resulting from operations ................     (118,482,592)    (156,627,104)     (82,117,420)        (443,640)       7,509,525
Distributions to shareholders from:
  Net investment income:
        Class A Shares .....................       (4,175,353)     (13,381,331)     (15,623,890)        (303,126)      (5,904,912)
        Class B Shares .....................       (9,187,081)     (18,891,591)     (19,333,262)        (647,252)      (4,431,377)
  Net realized gains on investments:
        Class A Shares .....................       (3,223,192)      (9,986,064)     (13,421,405)            --         (2,198,828)
        Class B Shares .....................       (8,638,574)     (18,549,077)     (19,452,119)            --         (1,395,903)
  Net increase/(decrease) in net
    assets from Portfolio share
    transactions:
        Class A Shares .....................       51,328,540       53,091,856       47,666,580        8,038,789      (14,818,682)
        Class B Shares .....................      124,650,408      173,925,687      211,776,538       20,661,913       71,851,650
                                               --------------   --------------   --------------   --------------   --------------
Net increase in net assets .................       32,272,156        9,582,376      109,495,022       27,306,684       50,611,473
NET ASSETS:
Beginning of year ..........................      506,150,939      946,145,506      941,503,714       15,503,542      206,624,305
                                               --------------   --------------   --------------   --------------   --------------
End of year ................................   $  538,423,095   $  955,727,882   $1,050,998,736   $   42,810,226   $  257,235,778
                                               ==============   ==============   ==============   ==============   ==============
Undistributed net investment income/
  (accumulated net investment loss)
  at end of year ...........................   $   (2,245,791)  $      352,185   $    2,817,537   $       57,992   $      263,636
                                               ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2000

                                                  STRATEGIC      CONSERVATIVE                     CONSERVATIVE       FLEXIBLE
                                                   GROWTH           GROWTH         BALANCED         BALANCED          INCOME
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
Net investment income/(loss) ...............   $   (2,718,853)  $    2,479,962   $   12,996,883   $      818,819   $    8,870,458
Net realized gain/(loss) on
  investment transactions ..................        4,562,625       13,895,538       18,918,838         (466,316)        (519,511)
Capital gain distributions received ........       14,956,979       28,436,281       20,672,848             --          3,228,614
Net change in unrealized appreciation
  of investment transactions ...............       24,378,205       50,746,045       35,735,887          453,847        6,154,063
                                               --------------   --------------   --------------   --------------   --------------
Net increase in net assets resulting
  from operations ..........................       41,178,956       95,557,826       88,324,456          806,350       17,733,624
Distributions to shareholders from:
  Net investment income:
    Class A Shares .........................       (2,848,925)      (8,011,730)     (13,955,996)        (314,067)      (8,075,270)
    Class B Shares .........................       (5,086,516)      (8,887,279)      (9,869,434)        (508,336)      (2,557,606)
  Net realized gains on investments:
    Class A Shares .........................             --               --               --             (8,251)        (531,697)
    Class B Shares .........................             --               --               --            (14,593)        (146,967)
  Net increase/(decrease) in net
    assets from Portfolio share
    transactions:
    Class A Shares .........................       54,570,243       53,058,426       21,654,910       (2,725,942)     (69,803,458)
    Class B Shares .........................      213,136,971      300,867,781      284,272,158       (2,471,135)      28,780,479
                                               --------------   --------------   --------------   --------------   --------------
Net increase/(decrease) in net assets ......      300,950,729      432,585,024      370,426,094       (5,235,974)     (34,600,895)
NET ASSETS:
Beginning of year ..........................      205,200,210      513,560,482      571,077,620       20,739,516      241,225,200
                                               --------------   --------------   --------------   --------------   --------------
End of year ................................   $  506,150,939   $  946,145,506   $  941,503,714   $   15,503,542   $  206,624,305
                                               ==============   ==============   ==============   ==============   ==============
Undistributed net investment income/
  (accumulated net investment loss)
  at end of year ...........................   $   (2,752,385)  $    1,240,697   $      751,301   $        8,577   $       78,165
                                               ==============   ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                    STRATEGIC GROWTH PORTFOLIO       CONSERVATIVE GROWTH PORTFOLIO         BALANCED PORTFOLIO
                  ------------------------------    ------------------------------    ------------------------------
                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                      10/31/01        10/31/00         10/31/01         10/31/00         10/31/01         10/31/00
                   -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
CLASS A:
  Sold ........   $  76,193,136    $ 101,029,748    $ 101,707,014    $ 121,876,779    $ 114,313,892    $ 105,244,967
  Issued as
   reinvestment
   of dividends       7,304,588        2,834,731       22,989,112        7,912,089       28,478,060       13,665,574
  Redeemed ....     (32,169,184)     (49,294,236)     (71,604,270)     (76,730,442)     (95,125,372)     (97,255,631)
                  -------------    -------------    -------------    -------------    -------------    -------------
  Net increase    $  51,328,540    $  54,570,243    $  53,091,856    $  53,058,426    $  47,666,580    $  21,654,910
                  =============    =============    =============    =============    =============    =============
CLASS B:
  Sold ........   $ 183,479,766    $ 238,599,495    $ 270,227,858    $ 349,476,647    $ 312,241,359    $ 334,704,351
  Issued as
   reinvestment
   of dividends      17,505,367        4,982,680       36,881,187        8,706,458       38,001,943        9,662,928
  Redeemed ....     (76,334,725)     (30,445,204)    (133,183,358)     (57,315,324)    (138,466,764)     (60,095,121)
                  -------------    -------------    -------------    -------------    -------------    -------------
  Net increase    $ 124,650,408    $ 213,136,971    $ 173,925,687    $ 300,867,781    $ 211,776,538    $ 284,272,158
                  =============    =============    =============    =============    =============    =============
SHARES
CLASS A:
  Sold ........       5,166,728        5,888,344        7,547,520        7,869,558        9,367,623        7,847,946
  Issued as
   reinvestment
   of dividends         484,948          171,802        1,679,453          529,945        2,278,557        1,019,544
  Redeemed ....      (2,214,745)      (2,859,417)      (5,366,735)      (4,977,871)      (7,814,768)      (7,266,399)
                  -------------    -------------    -------------    -------------    -------------    -------------
  Net increase        3,436,931        3,200,729        3,860,238        3,421,632        3,831,412        1,601,091
                  =============    =============    =============    =============    =============    =============
CLASS B:
  Sold ........      12,656,320       14,179,332       20,340,001       23,062,896       25,528,627       24,930,781
  Issued as
   reinvestment
   of dividends       1,181,375          306,626        2,731,062          593,079        3,039,997          720,955
  Redeemed ....      (5,472,919)      (1,822,664)     (10,318,498)      (3,791,039)     (11,486,322)      (4,479,167)
                  -------------    -------------    -------------    -------------    -------------    -------------
  Net increase        8,364,776       12,663,294       12,752,565       19,864,936       17,082,302       21,172,569
                  =============    =============    =============    =============    =============    =============

                        CONSERVATIVE BALANCED
                              PORTFOLIO               FLEXIBLE INCOME PORTFOLIO
                  ------------------------------    ------------------------------
                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                      10/31/01        10/31/00         10/31/01         10/31/00
                   -------------    -------------    -------------    -------------
AMOUNT
CLASS A:
  Sold .........  $  10,240,969    $   1,514,707    $  21,647,251    $   9,997,438
  Issued as
    reinvestment
    of dividends        251,728          194,422        7,718,059        8,263,296
  Redeemed .....     (2,453,908)      (4,435,071)     (44,183,992)     (88,064,192)
                  -------------    -------------    -------------    -------------
Net increase/
  (decrease) ...  $   8,038,789    $  (2,725,942)   $ (14,818,682)   $ (69,803,458)
                  =============    =============    =============    =============
CLASS B:
  Sold .........  $  31,905,592    $   5,689,632    $ 106,272,916    $  44,960,620
  Issued as
    reinvestment
    of dividends        602,347          434,981        5,398,018        2,515,173
  Redeemed .....    (11,846,026)      (8,595,748)     (39,819,284)     (18,695,314)
                  -------------    -------------    -------------    -------------
  Net increase/
    (decrease) .  $  20,661,913    $  (2,471,135)   $  71,851,650    $  28,780,479
                  =============    =============    =============    =============
SHARES
CLASS A:
  Sold .........      1,071,388          151,787        2,019,724          914,318
  Issued as
   reinvestment
   of dividends          26,130           19,697          716,379          755,118
  Redeemed .....       (256,014)        (447,969)      (4,099,503)      (8,062,541)
                  -------------    -------------    -------------    -------------
Net increase/
  (decrease) ...        841,504         (276,485)      (1,363,400)      (6,393,105)
                  =============    =============    =============    =============

CLASS B:
  Sold .........      3,328,124          574,388        9,901,866        4,105,476
  Issued as
   reinvestment
   of dividends          62,578           44,064          501,353          229,412
  Redeemed .....     (1,251,391)        (871,718)      (3,700,645)      (1,708,836)
                  -------------    -------------    -------------    -------------
  Net increase/
   (decrease) ..      2,139,311         (253,266)       6,702,574        2,626,052
                  =============    =============    =============    =============

                       See Notes to Financial Statements.

                      This page left blank intentionally.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                     ---------------------------------------------------     ---------------------------------------


                                                  NET REALIZED                                                               NET
                        NET                           AND                         DIVIDENDS   DISTRIBUTIONS                  ASSET
                    ASSET VALUE,       NET          UNREALIZED     TOTAL FROM     FROM NET       FROM                        VALUE,
                     BEGINNING     INVESTMENT     GAIN/(LOSS) ON   INVESTMENT    INVESTMENT   NET REALIZED     TOTAL         END OF
                     OF PERIOD    INCOME/(LOSS)    INVESTMENTS     OPERATIONS     INCOME(1)   CAPITAL GAINS  DISTRIBUTIONS   PERIOD
                     ---------    -------------    -----------     ----------     ---------   ------------- -------------    ------
STRATEGIC GROWTH PORTFOLIO

CLASS A
10/31/01              $17.11        $ 0.05(7)       $(3.21)         $(3.16)       $(0.47)       $(0.38)       $(0.85)       $13.10
10/31/00               14.61         (0.04)(7)        3.07            3.03         (0.53)         --           (0.53)        17.11
10/31/99               11.67         (0.03)(7)        4.36            4.33         (0.41)        (0.98)        (1.39)        14.61
10/31/98(5)            12.66         (0.02)(7)       (0.97)          (0.99)         --            --            --           11.67
06/30/98               11.26          0.00(7)(8)      2.12            2.12         (0.68)        (0.04)        (0.72)        12.66
06/30/97(6)            10.00         (0.02)(7)        1.90            1.88         (0.62)        (0.00)(8)     (0.62)        11.26

CLASS B
10/31/01               16.75         (0.06)(7)       (3.14)          (3.20)        (0.39)        (0.38)        (0.77)        12.78
10/31/00               14.40         (0.16)(7)        3.02            2.86         (0.51)         --           (0.51)        16.75
10/31/99               11.52         (0.13)(7)        4.31            4.18         (0.32)        (0.98)        (1.30)        14.40
10/31/98(5)            12.53         (0.05)(7)       (0.96)          (1.01)         --            --            --           11.52
06/30/98               11.19         (0.09)(7)        2.11            2.02         (0.64)        (0.04)        (0.68)        12.53
06/30/97(6)            10.00         (0.10)(7)        1.90            1.80         (0.61)        (0.00)(8)     (0.61)        11.19

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/01              $15.52        $ 0.20(7)       $(2.34)         $(2.14)       $(0.58)       $(0.45)       $(1.03)       $12.35
10/31/00               13.43          0.12(7)         2.40            2.52         (0.43)         --           (0.43)        15.52
10/31/99               10.97          0.06(7)         3.70            3.76         (0.42)        (0.88)        (1.30)        13.43
10/31/98(5)            11.84          0.01           (0.88)          (0.87)         --            --            --           10.97
06/30/98               10.86          0.13(7)         1.42            1.55         (0.51)        (0.06)        (0.57)        11.84
06/30/97(6)            10.00          0.08(7)         1.32            1.40         (0.54)         --           (0.54)        10.86

CLASS B
10/31/01               15.17          0.09(7)        (2.28)          (2.19)        (0.43)        (0.45)        (0.88)        12.10
10/31/00               13.21          0.00(7)(8)      2.37            2.37         (0.38)         --           (0.41)        15.17
10/31/99               10.85         (0.03)(7)        3.61            3.58         (0.13)        (0.88)        (1.22)        13.21
10/31/98(5)            11.74         (0.03)          (0.86)          (0.89)         --            --            --           10.85
06/30/98               10.80          0.04(7)         1.43            1.47         (0.08)        (0.06)        (0.53)        11.74
06/30/97(6)            10.00          0.01(7)         1.31            1.32         (0.01)         --           (0.52)        10.80

BALANCED PORTFOLIO

CLASS A
10/31/01              $13.55        $ 0.33(7)       $(1.27)         $(0.94)       $(0.51)       $(0.47)       $(0.98)       $11.63
10/31/00               12.22          0.28(7)         1.53            1.81         (0.48)         --           (0.48)        13.55
10/31/99               11.02          0.19(7)         2.39            2.58         (0.44)        (0.94)        (1.38)        12.22
10/31/98(5)            11.63          0.05           (0.61)          (0.56)        (0.05)         --           (0.05)        11.02
06/30/98               10.95          0.22            1.25            1.47         (0.68)        (0.11)        (0.79)        11.63
06/30/97(6)            10.00          0.20(7)         1.27            1.47         (0.52)        (0.00)(8)     (0.52)        10.95

CLASS B
10/31/01               13.54          0.23(7)        (1.27)          (1.04)        (0.41)        (0.47)        (0.88)        11.62
10/31/00               12.21          0.18(7)         1.55            1.73         (0.40)         --           (0.40)        13.54
10/31/99               11.02          0.11(7)         2.38            2.49         (0.36)        (0.94)        (1.30)        12.21
10/31/98(5)            11.63          0.02           (0.61)          (0.59)        (0.02)         --           (0.02)        11.02
06/30/98               10.95          0.17            1.22            1.39         (0.60)        (0.11)        (0.71)        11.63
06/30/97(6)            10.00          0.14(7)         1.25            1.39         (0.44)        (0.00)(8)     (0.44)        10.95

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------------------------
                                                                                               RATIO OF
                                                                                               OPERATING
                                                                                               EXPENSES
                                                                                               TO AVERAGE
                                                                                              NET ASSETS
                                                                                              WITHOUT FEE
                                                                                                WAIVERS,
                                                                   RATIO                       EXPENSES
                                                                   OF NET                      REIMBURSED
                                       NET        RATIO OF       INVESTMENT                    AND/OR FEES
                                     ASSETS,      OPERATING        INCOME/                      REDUCED
                                      END OF      EXPENSES TO    (LOSS) TO       PORTFOLIO     BY CREDITS
                          TOTAL       PERIOD      AVERAGE NET      AVERAGE        TURNOVER   ALLOWED BY THE
                        RETURN(2)   (IN 000'S)    ASSETS(3)(4)    NET ASSETS        RATE       CUSTODIAN(3)
                        ---------   ----------    ------------    ----------        ----     --------------
STRATEGIC GROWTH PORTFOLIO

CLASS A
10/31/01                (19.03)%    $153,857          1.08%         0.34%            2%         1.08%
10/31/00                 20.84%      142,241          1.06%        (0.21)%          15%         1.06%
10/31/99                 39.55%       74,678          1.07%        (0.21)%          20%         1.09%
10/31/98(5)              (7.82)%      19,690          0.95%(10)    (0.53)%(10)      10%         1.13%(10)
06/30/98                 20.11%       18,330          0.94%         0.01%           23%         1.08%
06/30/97(6)              19.33%       14,253          0.90%(10)    (0.19)%(10)      33%         1.45%(10)

CLASS B
10/31/01                (19.70)%     384,566          1.84%        (0.42)%           2%         1.84%
10/31/00                 19.95%      363,910          1.81%        (0.96)%          15%         1.81%
10/31/99                 38.60%      130,522          1.83%        (0.97)%          20%         1.85%
10/31/98(5)              (8.06)%      51,752          1.70%(10)    (1.28)%(10)      10%         1.88%(10)
06/30/98                 19.24%       51,173          1.68%        (0.74)%          23%         1.83%
06/30/97(6)              18.48%       35,802          1.65%(10)    (0.94)%(10)      33%         2.20%(10)

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/01                (14.31)%    $319,583          1.03%         1.45%            5%         1.03%
10/31/00                 18.89%      341,685          1.02%         0.76%           17%         1.02%
10/31/99                 36.54%      249,650          1.02%         0.48%           16%         1.03%
10/31/98(5)              (7.35)%     100,024          0.95%(10      0.05%(10)        9%         1.03%(10)
06/30/98                 15.18%      114,946          0.95%         1.17%           28%         1.00%
06/30/97(6)              14.39%      136,141          0.92%(10      0.81%(10)       20%         1.17%(10)

CLASS B
10/31/01                (14.93)%     636,145          1.79%         0.69%            5%         1.79%
10/31/00                 18.07%      604,460          1.77%         0.01%           17%         1.77%
10/31/99                 34.98%      263,911          1.77%        (0.27)%          16%         1.78%
10/31/98(5)              (7.58)%     155,064          1.70%(10)    (0.70)%(10)       9%         1.78%(10)
06/30/98                 14.44%      169,269          1.70%         0.40%           28%         1.74%
06/30/97(6)              13.59%      158,697          1.67%(10)     0.06%(10)       20%         1.92%(10)

BALANCED PORTFOLIO

CLASS A
10/31/01                 (7.28)%    $380,681          1.02%         2.63%            6%         1.02%
10/31/00                 15.11%      391,655          1.03%         2.05%           22%         1.03%
10/31/99                 25.16%      333,639          1.03%         1.66%           39%         1.04%
10/31/98(5)              (4.85)%      93,491          0.95%(10)     1.22%(10)        3%         1.02%(10)
06/30/98                 14.32%      101,726          0.95%         2.14%           29%         1.00%
06/30/97(6)              15.02%      109,421          0.92%(10)     2.48%(10)       46%         1.17%(10)

CLASS B
10/31/01                 (7.98)%     670,318          1.78%         1.87%            6%         1.78%
10/31/00                 14.26%      549,849          1.77%         1.31%           22%         1.77%
10/31/99                 24.22%      237,438          1.77%         0.92%           39%         1.78%
10/31/98(5)              (5.09)%     110,626          1.70%(10)     0.47%(10)        3%         1.77%(10)
06/30/98                 13.47%      114,944          1.70%         1.39%           29%         1.75%
06/30/97(6)              14.23%       99,821          1.67%(10)     1.73%(10)       46%         1.92%(10)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                     ---------------------------------------------------     ---------------------------------------


                                                  NET REALIZED                                                                 NET
                        NET                          AND                         DIVIDENDS   DISTRIBUTIONS                    ASSET
                    ASSET VALUE,       NET         UNREALIZED     TOTAL FROM     FROM NET       FROM                          VALUE,
                     BEGINNING     INVESTMENT    GAIN/(LOSS) ON   INVESTMENT    INVESTMENT  NET REALIZED      TOTAL          END OF
                     OF PERIOD    INCOME/(LOSS)   INVESTMENTS     OPERATIONS     INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                     ---------    -------------   -----------     ----------     ---------   -------------   -------------    ------
CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/01              $ 9.96        $ 0.34(7)       $(0.44)         $(0.10)       $(0.43)       $ --            $(0.43)       $ 9.43
10/31/00                9.94          0.51(7)         0.02(9)         0.53         (0.50)        (0.01)          (0.51)         9.96
10/31/99               10.25          0.56           (0.27)           0.29         (0.58)        (0.02)          (0.60)         9.94
10/31/98(5)            10.34          0.19           (0.09)           0.10         (0.19)         --             (0.19)        10.25
06/30/98               10.13          0.64            0.22            0.86         (0.65)         --             (0.65)        10.34
06/30/97(6)            10.00          0.58(7)         0.14(9)         0.72         (0.59)        (0.00)(8)       (0.59)        10.13

CLASS B
10/31/01                9.96          0.27(7)        (0.44)          (0.17)        (0.36)         --             (0.36)         9.43
10/31/00                9.94          0.44(7)         0.02(9)         0.46         (0.43)        (0.01)          (0.44)         9.96
10/31/99               10.25          0.50           (0.29)           0.21         (0.50)        (0.02)          (0.52)         9.94
10/31/98(5)            10.34          0.16           (0.09)           0.07         (0.16)         --             (0.16)        10.25
06/30/98               10.13          0.56            0.22            0.78         (0.57)         --             (0.57)        10.34
06/30/97(6)            10.00          0.51(7)         0.14(9)         0.65         (0.52)        (0.00)(8)       (0.52)        10.13

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/01              $11.06        $ 0.50(7)       $(0.04)          $0.46        $(0.61)       $(0.20)         $(0.81)       $10.71
10/31/00               10.75          0.47(7)         0.42            0.89         (0.55)        (0.03)          (0.58)        11.06
10/31/99               10.63          0.40(7)         0.57(9)         0.97         (0.48)        (0.37)          (0.85)        10.75
10/31/98(5)            10.79          0.12           (0.15)          (0.03)        (0.13)         --             (0.13)        10.63
06/30/98               10.57          0.45            0.67            1.12         (0.66)        (0.24)          (0.90)        10.79
06/30/97(6)            10.00          0.43(7)         0.70            1.13         (0.56)        (0.00)(8)       (0.56)        10.57

CLASS B
10/31/01               11.06          0.42(7)        (0.04)           0.38         (0.53)        (0.20)          (0.73)        10.71
10/31/00               10.75          0.39(7)         0.42            0.81         (0.47)        (0.03)          (0.50)        11.06
10/31/99               10.63          0.33(7)         0.56(9)         0.89         (0.40)        (0.37)          (0.77)        10.75
10/31/98(5)            10.79          0.10           (0.16)          (0.06)        (0.10)         --             (0.10)        10.63
06/30/98               10.57          0.31            0.73            1.04         (0.58)        (0.24)          (0.82)        10.79
06/30/97(6)            10.00          0.38(7)         0.68            1.06         (0.49)        (0.00)(8)       (0.49)        10.57


                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------------------------
                                                                                               RATIO OF
                                                                                               OPERATING
                                                                                               EXPENSES
                                                                                               TO AVERAGE
                                                                                              NET ASSETS
                                                                                              WITHOUT FEE
                                                                                                WAIVERS,
                                                                   RATIO                       EXPENSES
                                                                   OF NET                      REIMBURSED
                                       NET        RATIO OF       INVESTMENT                    AND/OR FEES
                                     ASSETS,      OPERATING        INCOME/                      REDUCED
                                      END OF      EXPENSES TO    (LOSS) TO       PORTFOLIO     BY CREDITS
                          TOTAL       PERIOD      AVERAGE NET      AVERAGE        TURNOVER   ALLOWED BY THE
                        RETURN(2)   (IN 000'S)    ASSETS(3)(4)    NET ASSETS        RATE       CUSTODIAN(3)
                        ---------   ----------    ------------    ----------        ----     --------------
CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/01                    (0.99)%    $ 12,257          1.16%         3.65%           18%         1.30%
10/31/00                     5.52%        4,557          1.32%         5.16%           59%         1.32%
10/31/99                     2.89%        7,297          1.00%         5.57%           51%         1.24%
10/31/98(5)                  0.96%        7,611          0.95%(10)     5.40%(10)       22%         1.53%(10)
06/30/98                     8.71%        7,793          0.95%         6.23%           14%         1.25%
06/30/97(6)                  7.38%       13,410          0.93%(10)     6.09%(10)       56%         1.65%(10)

CLASS B
10/31/01                    (1.71)%      30,554          1.89%         2.92%           18%         2.03%
10/31/00                     4.76%       10,947          2.04%         4.44%           59%         2.04%
10/31/99                     2.05%       13,443          1.74%         4.83%           51%         1.98%
10/31/98(5)                  0.70%        5,698          1.70%(10)     4.65%(10)       22%         2.28%(10)
06/30/98                     7.90%        4,084          1.70%         5.48%           14%         2.01%
06/30/97(6)                  6.63%        4,537          1.68%(10)     5.34%(10)       56%         2.40%(10)

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/01                     3.67%     $110,680          1.06%         4.61%            7%         1.06%
10/31/00                     8.56%      129,386          1.06%         4.28%           27%         1.06%
10/31/99                     9.39%      194,404          1.00%         3.86%           31%         1.06%
10/31/98(5)                 (0.26)%       9,766          0.95%(10)     3.62%(10)       15%         1.37%(10)
06/30/98                    11.07%        8,808          0.95%         4.07%           24%         1.23%
06/30/97(6)                 11.58%       12,613          0.92%(10)     4.95%(10)       54%         1.67%(10)

CLASS B
10/31/01                     2.92%      146,555          1.79%         3.88%            7%         1.79%
10/31/00                     7.76%       77,238          1.80%         3.54%           27%         1.80%
10/31/99                     8.60%       46,821          1.75%         3.11%           31%         1.81%
10/31/98(5)                 (0.51)%      11,142          1.70%(10)     2.87%(10)       15%         2.12%(10)
06/30/98                    10.24%        7,684          1.70%         3.32%           24%         1.98%
06/30/97(6)                 10.80%        7,385          1.67%(10)     4.20%(10)       54%         2.42%(10)

----------------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the
    Underlying Funds.
(2) Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(5) Fiscal year end changed to October 31 from June 30.
(6) The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
(7) Per share numbers have been calculated using the average shares method.
(8) Amount represents less than $0.01 per share.
(9) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
(10) Annualized.

                       See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

OCTOBER 31, 2001

INVESTMENT COMPANY SECURITIES -- 99.4%
    3,840,276     WM Equity Income Fund ..................        $ 57,028,105
    8,235,860     WM Growth & Income Fund ................         184,400,908
    4,083,553     WM Growth Fund .........................          63,213,407
    1,623,749     WM Growth Fund of the Northwest ........          47,088,706
    4,329,656     WM High Yield Fund .....................          32,169,341
    5,650,762     WM International Growth Fund ...........          43,454,363
    5,151,883     WM Mid Cap Stock Fund ..................          70,014,089
    2,768,090     WM Small Cap Stock Fund ................          38,033,550
                                                                  ------------
                  Total Investment Company Securities
                  (Cost $627,736,531) ....................         535,402,469
                                                                  ------------

   PRINCIPAL
   AMOUNT
------------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $6,997,000)
$6,997,000        Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $6,997,490 on 11/01/2001,
                    collateralized by $5,149,597
                    U.S. Treasury Bond, 8.125%
                    due 08/15/2019
                    (Market Value $7,178,703) ............           6,997,000
                                                                  ------------
TOTAL INVESTMENTS
  (Cost $634,733,531*) ............................ 100.7%         542,399,469
OTHER ASSETS AND LIABILITIES
  (Net)............................................  (0.7)          (3,976,374)
                                                    -----         ------------
NET ASSETS ........................................ 100.0%        $538,423,095
                                                    =====         ============
--------
* Aggregate cost for federal tax purposes is $635,432,004.

CONSERVATIVE GROWTH PORTFOLIO

OCTOBER 31, 2001


       SHARES                                                        VALUE
       ------                                                        -----
INVESTMENT COMPANY SECURITIES -- 100.1%
    6,250,898     WM Equity Income Fund ..................       $  92,825,841
   13,694,966     WM Growth & Income Fund ................         306,630,294
    5,482,139     WM Growth Fund .........................          84,863,513
    2,396,976     WM Growth Fund of the Northwest ........          69,512,317
    7,106,621     WM High Yield Fund .....................          52,802,198
   12,313,736     WM Income Fund .........................         115,010,296
    6,320,635     WM International Growth Fund ...........          48,605,680
    5,674,627     WM Mid Cap Stock Fund ..................          77,118,180
    3,823,709     WM Small Cap Stock Fund ................          52,537,767
    5,095,428     WM U.S. Government Securities Fund .....          57,068,797
                                                                 -------------
                  Total Investment Company Securities
                    (Cost $1,031,673,195) ................         956,974,883
                                                                 -------------
TOTAL INVESTMENTS
  (Cost $1,031,673,195*) .......................... 100.1%         956,974,883
OTHER ASSETS AND LIABILITIES
  (Net) ...........................................  (0.1)          (1,247,001)
                                                    -----         ------------
Net Assets ........................................ 100.0%        $955,727,882
                                                    =====         ============

--------
* Aggregate cost for federal tax purposes is $1,032,738,940.

                       See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

BALANCED PORTFOLIO

OCTOBER 31, 2001

       SHARES                                                        VALUE
       ------                                                        -----

INVESTMENT COMPANY SECURITIES -- 99.7%
    6,170,447     WM Equity Income Fund ..................      $   91,631,136
   10,861,928     WM Growth & Income Fund ................         243,198,575
    3,344,151     WM Growth Fund .........................          51,767,450
    1,877,146     WM Growth Fund of the Northwest ........          54,437,230
    7,087,261     WM High Yield Fund .....................          52,658,350
   19,119,986     WM Income Fund .........................         178,580,666
    4,161,354     WM International Growth Fund ...........          32,000,814
    4,671,611     WM Mid Cap Stock Fund ..................          63,487,198
   30,227,907     WM Short Term Income Fund ..............          72,849,256
    2,940,831     WM Small Cap Stock Fund ................          40,407,024
   14,905,844     WM U.S. Government Securities Fund .....         166,945,449
                                                                --------------
                  Total Investment Company Securities
                    (Cost $1,097,622,248) ................       1,047,963,148
                                                                --------------
   PRINCIPAL
   AMOUNT
------------
REPURCHASE AGREEMENT -- 0.1%
  (Cost $1,394,000)
$   1,394,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $1,394,098 on 11/01/2001,
                    collateralized by $1,025,945
                    U.S. Treasury Bond, 8.125%
                    due 08/15/2019
                    (Market Value $1,430,200) ............           1,394,000
                                                                 -------------
TOTAL INVESTMENTS
  (Cost $1,099,016,248*) ..........................  99.8%       1,049,357,148
OTHER ASSETS AND LIABILITIES
  (Net) ...........................................   0.2            1,641,588
                                                    -----       --------------
NET ASSETS ........................................ 100.0%      $1,050,998,736
                                                    =====       ==============

--------
* Aggregate cost for federal tax purposes is $1,100,511,827.

CONSERVATIVE BALANCED PORTFOLIO

OCTOBER 31, 2001

       SHARES                                                        VALUE
       ------                                                        -----
INVESTMENT COMPANY SECURITIES -- 98.2%
      151,741     WM Equity Income Fund ..................       $   2,253,355
      296,933     WM Growth & Income Fund ................           6,648,326
       80,493     WM Growth Fund .........................           1,246,028
       45,069     WM Growth Fund of the Northwest ........           1,306,996
      340,967     WM High Yield Fund .....................           2,533,387
    1,310,294     WM Income Fund .........................          12,238,145
      110,726     WM International Growth Fund ...........             851,485
      124,848     WM Mid Cap Stock Fund ..................           1,696,688
    1,561,350     WM Short Term Income Fund ..............           3,762,854
       49,870     WM Small Cap Stock Fund ................             685,213
      786,021     WM U.S. Government Securities Fund .....           8,803,430
                                                                 -------------
                  Total Investment Company Securities
                    (Cost $43,184,264) ...................          42,025,907
                                                                 -------------

   PRINCIPAL
   AMOUNT
------------

REPURCHASE AGREEMENT -- 1.4%
  (Cost $619,000)
$     619,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $619,043 on 11/01/2001,
                    collateralized by $455,567
                    U.S. Treasury Bond, 8.125%
                    due 08/15/2019
                    (Market Value $635,075) ..............             619,000
TOTAL INVESTMENTS
  (Cost $43,803,264*) .............................  99.6%          42,644,907
OTHER ASSETS AND LIABILITIES
  (Net) ...........................................   0.4              165,319
                                                    -----        -------------
NET ASSETS ........................................ 100.0%       $  42,810,226
                                                    =====        =============

--------
* Aggregate cost for federal tax purposes is $44,436,593.

                       See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

OCTOBER 31, 2001

       SHARES                                                        VALUE
       ------                                                        -----
INVESTMENT COMPANY SECURITIES -- 99.3%
      585,854     WM Equity Income Fund ..................       $   8,699,933
    1,241,277     WM Growth & Income Fund ................          27,792,185
      162,895     WM Growth Fund .........................           2,521,617
      137,517     WM Growth Fund of the Northwest ........           3,987,986
    2,247,698     WM High Yield Fund .....................          16,700,400
    8,786,209     WM Income Fund .........................          82,063,193
      570,276     WM Mid Cap Stock Fund ..................           7,750,056
   14,226,191     WM Short Term Income Fund ..............          34,285,121
      204,563     WM Small Cap Stock Fund ................           2,810,696
    6,136,436     WM U.S. Government Securities Fund .....          68,728,086
                                                                 -------------
                  Total Investment Company Securities
                    (Cost $256,796,295) ..................         255,339,273
                                                                 -------------

   PRINCIPAL
   AMOUNT
------------
REPURCHASE AGREEMENT -- 0.4%
  (Cost $1,188,000)
$   1,188,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $1,188,083 on 11/01/2001,
                    collateralized by $874,335
                    U.S. Treasury Bond, 8.125%
                    due 08/15/2019
                    (Market Value $1,218,851) ............           1,188,000
                                                                 -------------
TOTAL INVESTMENTS
  (Cost $257,984,295*) ............................  99.7%         256,527,273
OTHER ASSETS AND LIABILITIES
  (Net) ...........................................   0.3              708,505
                                                    -----        -------------
NET ASSETS ........................................ 100.0%       $ 257,235,778
                                                    =====        =============
--------
* Aggregate cost for federal tax purposes is $258,659,562.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENT

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1.  ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a "Limited Liability Company ("LLC")." The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios; the Strategic Growth, Conservative Growth, Balanced, Conservative Balanced (formerly known as the "Income Portfolio") and the Flexible Income Portfolios (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios offers two classes of shares: Class A shares and Class B shares. Class A shares are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge. Class B shares are subject to a CDSC if redeemed within five years from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of certain underlying funds in the WM Group of Funds (collectively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percentages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, which is effective for fiscal years beginning after December 15, 2000. The Portfolios currently comply with these provisions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Balanced Portfolio, Conservative Balanced Portfolio and Flexible Income Portfolio are declared daily and paid monthly. Dividends from the net investment income of the Conservative Growth Portfolio are declared and paid quarterly. Dividends from the net investment income of the Strategic Growth Portfolio are declared and paid semi-annually. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio. Net investment income per share calculations in the financial highlights for the year ended October 31, 2001 exclude these adjustments:

                                                                    INCREASE/
                                                     INCREASE       (DECREASE)
                                      INCREASE/    UNDISTRIBUTED   ACCUMULATED
                                      (DECREASE)   NET INVESTMENT  NET REALIZED
                                   PAID-IN CAPITAL  INCOME/(LOSS)   GAIN/(LOSS)
                                   --------------- --------------  ------------
Strategic Growth Portfolio ......   $  1,343,163    $ 14,993,204   $(16,336,367)
Conservative Growth Portfolio ...        270,581      22,260,664    (22,531,245)
Balanced Portfolio ..............     (2,559,455)     15,459,995    (12,900,540)
Conservative Balanced Portfolio .         (3,827)        160,402       (156,575)
Flexible Income Portfolio .......     (1,938,102)      1,019,958        918,144

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

RECLASSIFICATIONS:

Certain reclassifications have been made to the prior year financial statements in order to conform to the current year presentation.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the LLC. As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.65% of each Portfolio's average daily net assets. The Advisor has voluntarily waived $36,885 of its advisory fees for the Conservative Balanced Portfolio for the year ended October 31, 2001.

WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of Washington Mutual, serves as the transfer and shareholder servicing agent of the Portfolios. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fee is $1.71 for both Class A and Class B shareholder accounts with the exception of the Flexible Income Portfolio, which is $1.89. Prior to October 1, 2001, the authorized monthly shareholder servicing fee was $1.61 for both Class A and Class B shareholder accounts with the exception of the Flexible Income Portfolio, which was $1.80.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2001 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairman and committee members receive additional remunerations for these services to the LLC. Trustees are also reimbursed for travel and out-of-pocket expenses.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and B shares of the Portfolios. For the year ended October 31, 2001, the Distributor received $1,280,765 representing commissions (front end sales charges) on Class A shares. In addition, the Distributor received $4,829,891 representing CDSC fees from Class B shares.

Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A shares ("Class A Plan") and one for the Class B shares ("Class B Plan"). Under the Class A and Class B Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition, under the Class B Plan, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B shares for the Portfolios.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2001, were as follows:

NAME OF PORTFOLIO                                 PURCHASES            SALES
-----------------                                ------------       ------------
Strategic Growth Portfolio ...............       $199,321,755       $ 11,938,000
Conservative Growth Portfolio ............        288,132,901         49,570,000
Balanced Portfolio .......................        321,413,861         64,553,000
Conservative Balanced Portfolio ..........         33,442,423          4,735,000
Flexible Income Portfolio ................         70,220,684         14,810,000

At October 31, 2001, aggregate gross unrealized appreciation for all Underlying Funds in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there was an excess of tax cost over value were as follows:

                                                  TAX BASIS          TAX BASIS
                                                  UNREALIZED         UNREALIZED
NAME OF PORTFOLIO                                APPRECIATION       DEPRECIATION
-----------------                                ------------       ------------
Strategic Growth Portfolio ...............       $ 11,388,399       $104,420,934
Conservative Growth Portfolio ............         26,171,674        101,935,731
Balanced Portfolio .......................         33,296,680         84,451,359
Conservative Balanced Portfolio ..........            866,813          2,658,499
Flexible Income Portfolio ................          8,790,345         10,922,634

7. SHARES OF BENEFICIAL INTEREST

The LLC may issue an unlimited number of shares of beneficial interest, each without par value.

8. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption. At October 31, 2001, all such costs have been fully amortized.

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2001, the following Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                                                   EXPIRING
                                                                    IN 2008
                                                                   --------
Conservative Balanced Portfolio ................................... $94,809

10. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Strategic Asset Management Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Conservative Balanced Portfolio (formerly known as WM Income Portfolio) and WM Flexible Income Portfolio (collectively, the "Portfolios") as of October 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2001 and 2000 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and transfer agent; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Portfolios at October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 7, 2001

TAX INFORMATION (UNAUDITED)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED OCTOBER 31, 2001

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calender year end.

Of the distributions made by the following Portfolio, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

     NAME OF PORTFOLIO
     ------------------
     Conservative Balanced Portfolio ........................ 1.63%

The above percentage may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                      This page left blank intentionally.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

--------------------------------------------------------------------------------
[logo] WM                                                           PRSRT STD
       GROUPofFUNDS                                                U.S. POSTAGE
                                                                      PAID
P.O. Box 9757                                                     N. READING, MA
Providence, RI  02940-9757                                         PERMIT #105

[recycle logo] Printed on recycled paper
--------------------------------------------------------------------------------

                                                              WM SAM (12/27/01)